UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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Check the appropriate box:
☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
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CENTURY THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

25 North 38th Street, 11th Floor
Philadelphia, Pennsylvania 19104
2026 ANNUAL MEETING OF STOCKHOLDERS
To be Held on June 11, 2026
April 27, 2026
Dear Stockholder:
We are pleased to invite you to attend the 2026 Annual Meeting of Stockholders of Century Therapeutics, Inc., or the Annual Meeting, which will be held at 9:00 a.m., Eastern Time, on Thursday, June 11, 2026. The Annual Meeting will be held in virtual meeting format only. You will not be able to attend the Annual Meeting physically. We believe that the virtual meeting format enables stockholders to attend and participate from any location around the world at no cost, provides for cost savings to Century Therapeutics, Inc. and reduces the environmental impact of our Annual Meeting. The Annual Meeting can be accessed via the Internet at edge.media-server.com/mmc/p/b865egjf, using the password century2026.
Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of 2026 Annual Meeting of Stockholders, or the Notice, and 2026 Annual Meeting Proxy Statement, or the Proxy Statement. Other than the proposals described in the Proxy Statement, our Board of Directors is not aware of any other matters to be presented for a vote at the Annual Meeting. We are pleased to take advantage of the Securities and Exchange Commission, or SEC, rules that allow companies to furnish their proxy materials over the Internet.
Your vote is important. Whether or not you plan to virtually attend the Annual Meeting, we encourage you to vote as soon as possible to ensure that your shares are represented. Information about voting methods is set forth in the accompanying Notice and Proxy Statement.
If you have any questions with respect to voting, please call our Senior Vice President, Finance and Operations, Douglas Carr, at (267) 817-5790.
Sincerely,
/s/ Brent Pfeiffenberger Brent Pfeiffenberger, Pharm.D. President, Chief Executive Officer and Chairman of the Board of Directors
THIS PROXY STATEMENT AND ENCLOSED PROXY CARD ARE
FIRST BEING MADE AVAILABLE ON OR ABOUT APRIL 27, 2026.

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS
To be Held on June 11, 2026
Dear Stockholders:
NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders of Century Therapeutics, Inc., or the Annual Meeting, will be held on Thursday, June 11, 2026, at 9:00 a.m. Eastern Time. The Annual Meeting will be held in a virtual meeting format only. We are holding the meeting for the purpose of considering and acting upon:
1.
The election of the two director nominees that are set forth in the attached 2026 Annual Meeting Proxy Statement, or the Proxy Statement, to serve as Class II directors, whose term will expire in 2029;

2.
The ratification of the appointment of Ernst & Young LLP, or EY, as our independent registered public accounting firm for the 2026 fiscal year;

3.
The approval of an amendment to our Second Amended and Restated Certificate of Incorporation, as amended, or our Charter, to increase the number of authorized shares of common stock from 300,000,000 to 450,000,000;

4.
The approval of adjournment of the Annual Meeting to the extent there are insufficient votes at the Annual Meeting to approve the immediately preceding proposal; and

5.
Any other matters that may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.
MEETING INFORMATION
Date:	June 11, 2026
Time:	9:00 a.m., Eastern Time
Website Address:	The meeting can be accessed by visiting edge.media-server.com/mmc/p/b865egjf (password: century2026), where you will be able to listen to the meeting live, submit questions and vote online. There will be no physical location for stockholders to attend.
Record Date:	You can vote if you were a stockholder of record on April 16, 2026.
Your vote matters. Whether or not you plan to virtually attend the Annual Meeting, please ensure that your shares are represented by voting, signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States.
By Order of the Board of Directors,
/s/ Douglas Carr

Douglas Carr
Senior Vice President, Finance and Operations, and Secretary
April 27, 2026
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 11, 2026. This Proxy Statement and the proxy card are being furnished to our stockholders on or about April 27, 2026. This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are available to holders of our common stock at www.astproxyportal.com/ast/24419. If you would like to receive, without charge, a paper copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including the financial statements, please send your request to Corporate Secretary, Century Therapeutics, Inc., 25 North 38th Street, 11th Floor, Philadelphia, PA 19104.

SUMMARY INFORMATION
This summary highlights information contained elsewhere in this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, or the 2025 Annual Report. This summary does not contain all of the information you should consider and we encourage you to read this Proxy Statement and the 2025 Annual Report carefully before voting.
2026 Annual Meeting of Stockholders
TIME AND DATE	RECORD DATE	WEBSITE ADDRESS
Thursday, June 11, 2026 9:00 a.m., Eastern Time	April 16, 2026
The meeting can be accessed by visiting edge.media-server.com/mmc/p/b865egjf (password: century2026), where you will be able to listen to the meeting live, submit questions and vote online. There will be no physical location for stockholders to attend.

Summary of Stockholder Voting Matters
VOTING MATTERS	FOR MORE INFORMATION	BOARD OF DIRECTORS RECOMMENDATION
PROPOSAL 1: Election of Class II Directors for a Three-Year Term Expiring in 2029	Page 34	✓ FOR Each Nominee
Alessandro Riva, M.D. Han Lee, Ph.D., M.B.A.
PROPOSAL 2: Ratification of Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for 2026	Page 35	✓ FOR
PROPOSAL 3: Approval of an amendment to our Charter to increase the number of authorized shares of common stock from 300,000,000 to 450,000,000	Page 36	✓ FOR
PROPOSAL 4: Approval of adjournment of the Annual Meeting to the extent there are insufficient votes at the Annual Meeting to approve the immediately preceding proposal	Page 39	✓ FOR
Our Director Nominees
You are being asked to vote on the election of Alessandro Riva, M.D. and Han Lee, Ph.D., M.B.A. as Class II directors, each to serve for a three-year term expiring at our 2029 Annual Meeting of Stockholders. The number of members of our Board of Directors, or the Board, is currently set at seven members and is divided into three classes, each of which has a three-year term. Class I consists of one director, Class II consists of three directors and Class III consists of three directors. In connection with our nomination process for the Annual Meeting, our Board has determined not to appoint Mr. Walbert to stand for re-election and his term on the Board, including his service on the Compensation Committee which he serves, will end effective as of the date of the Annual Meeting. As such, the Board will consist of six members and Class II will consist of two directors effective as of the date of the Annual Meeting. The Board’s decision does not reflect any concerns regarding Mr. Walbert’s performance or qualifications. We extend our gratitude and appreciation for Mr. Walbert for his service and contributions to us and our Board.
The term of office of our Class II directors expires at the Annual Meeting. We are nominating Alessandro Riva, M.D. and Han Lee, Ph.D., M.B.A. for election at our Annual Meeting to serve until the 2029 Annual Meeting of Stockholders and until their successors, if any, are elected or appointed, or their earlier death, resignation, retirement, disqualification or removal. Directors are elected by a plurality of the votes properly cast by our stockholders at the Annual Meeting. The two nominees receiving the most FOR votes (among votes properly cast online at the meeting or by proxy) will be elected. If no contrary indication is made, shares represented by executed proxies will be voted FOR the election of Alessandro Riva, M.D. and Han Lee, Ph.D., M.B.A. Each nominee has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve.
Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | i

SUMMARY INFORMATION
NAME	AGE	DIRECTOR SINCE	OCCUPATION	INDEPENDENT	COMMITTEE MEMBERSHIPS
					AC	CC	NCGC
Alessandro Riva, M.D.	65	2021	Chairman and Chief Executive Officer of Transgene S.A.	Yes	M	M
Han Lee, Ph.D., M.B.A.	45	2025	Co-Chief Executive Officer of Vibrant Therapeutics	Yes	M	M
AC = Audit Committee	CC = Compensation Committee	C = Chair
NCGC = Nominating & Corporate Governance Committee		M = Member
CORPORATE GOVERNANCE HIGHLIGHTS
The following table summarizes our current Board structure and key elements of our corporate governance framework:
GOVERNANCE ITEMS
Size of Board (set by the Board)	7 (6 after Annual Meeting)
Number of Independent Directors	6 (5 after Annual Meeting)
Lead Independent Director	Yes
Board Self-Evaluation	Annual
Review of Independence of Board	Annual
Independent Directors Meet Without Management Present	Yes
Voting Standard for Election of Directors in Uncontested Elections	Plurality
Diversity of Board background, experience and skills	Yes
RECENT CORPORATE HIGHLIGHTS
•
In November 2025, we announced our plans to develop a beta islet program, CNTY-813, for Type 1 diabetes, or T1D. We are leveraging our deep expertise in selective iPSC differentiation to advance this program, engineered with Allo-Evasion™ 5.0, toward clinical evaluation subject to regulatory clearance. We have moved CNTY-813 into IND-enabling studies and anticipate submission of an IND application as early as 2026.

•
We also continue to make progress with IND-enabling studies for CNTY-308, a CD19-targeted CD4+/CD8+ αβ CAR-iT cell therapy functionally comparable to primary T cells and engineered with Allo-Evasion™ 5.0. CNTY-308 is being developed as a potential treatment for B-cell-mediated diseases. Following successful completion of these IND-enabling studies, and the receipt of requisite regulatory authorization, we expect to initiate clinical studies in 2026.

•
In November 2025, we also announced that we will prioritize clinical development activities for CNTY-101, a CAR-iNK cell therapy with six precision gene edits, in CARAMEL, a Phase 1/2 investigator sponsored trial, or IST, which is currently enrolling and dosing patients living with B-cell-mediated autoimmune diseases, led by Professors Georg Schett and Andreas Mackensen and is sponsored by the Friedrich-Alexander University Erlangen-Nürnberg. Investigators of the CARAMEL IST presented initial data in December 2025.

•
In December 2025, Han Lee, Ph.D., M.B.A., and Martin Murphy, Ph.D., were appointed to our Board. As part of their appointments, Dr. Lee serves as a member of the Audit and the Compensation Committees and Dr. Murphy serves as Chair of the Compensation Committee and a member of the Nominating and Corporate Governance Committee.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | ii

SUMMARY INFORMATION
•
In January 2026, we entered into a securities purchase agreement led by new investor TCGX with participation from additional new and existing investors, including RA Capital Management, Commodore Capital, Deep Track Capital, RTW Investments, Venrock Healthcare Capital Partners, and the T1D Fund. The gross proceeds were approximately $135 million before placement agent fees and offering expenses.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | iii

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | iv

EXECUTIVE COMPENSATION	21
SUMMARY COMPENSATION TABLE	21
INSIDER TRADING POLICY	23
PLEDGING AND HEDGING POLICIES	23
COMPENSATION RECOVERY POLICY	23
POLICIES AND PRACTICES REGARDING GRANTS OF EQUITY AWARDS	23
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END	24
EMPLOYMENT AGREEMENTS	25
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	28
EQUITY COMPENSATION PLAN INFORMATION	30
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	31
DELINQUENT SECTION 16(a) REPORTS	33
ITEMS TO BE VOTED ON	34
PROPOSAL 1: ELECTION OF CLASS II DIRECTORS FOR A THREE-YEAR TERM EXPIRING IN 2028	34
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2026	35
PROPOSAL 3: APPROVAL OF AN AMENDMENT TO OUR SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 300,000,000 TO 450,000,000 SHARES; AND	36
PROPOSAL 4: ADJOURNMENT OF THE ANNUAL MEETING TO THE EXTENT THERE ARE INSUFFICIENT VOTES AT THE ANNUAL MEETING TO APPROVE THE IMMEDIATELY PRECEDING PROPOSAL.	39
OTHER INFORMATION	40
OTHER MATTERS	40
REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING	40
STOCKHOLDER COMMUNICATIONS TO THE BOARD	40
AVAILABILITY OF MATERIALS	41
PROXY STATEMENT
This Proxy Statement, with the enclosed proxy card, is being furnished to stockholders of Century Therapeutics, Inc. in connection with the solicitation by our Board of proxies to be voted at our Annual Meeting and at any postponements or adjournments thereof. The Annual Meeting will be held on Thursday, June 11, 2026, at 9:00 a.m., Eastern Time, via the Internet at edge.media-server.com/mmc/p/b865egjf, using the password century2026.
This Proxy Statement and the enclosed proxy card are first being furnished to our stockholders on or about April 27, 2026. The Notice of Internet Availability of Proxy Materials being mailed to the stockholders is not part of the Proxy Statement.
Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | v

GENERAL INFORMATION ABOUT THE MEETING
PROXY SOLICITATION
Our Board is soliciting your vote on matters that will be presented at the Annual Meeting and at any adjournment or postponement thereof. This Proxy Statement contains information on these matters to assist you in voting your shares.
This Proxy Statement and the proxy card are being furnished to our stockholders on or about April 27, 2026. This Proxy Statement and our 2025 Annual Report are available to holders of our common stock at www.astproxyportal.com/ast/24419. If you would like to receive, without charge, a paper copy of our 2025 Annual Report, including the financial statements, please send your request to Corporate Secretary, Century Therapeutics, Inc., 25 North 38th Street, 11th Floor, Philadelphia, PA 19104.
STOCKHOLDERS ENTITLED TO VOTE
All stockholders of record of our common stock at the close of business on April 16, 2026, or the Record Date, are entitled to receive the Notice and to vote their shares at the Annual Meeting. As of that date, 180,354,197 shares of our common stock were outstanding. Each share is entitled to one vote on each matter properly brought to the meeting.
VOTING METHODS
You may cast your vote in any of the following ways:
HOW YOUR SHARES WILL BE VOTED
In each case, your shares will be voted as you instruct. If you return a signed card, but do not provide voting instructions, your shares will be voted FOR each of the proposals. If you are the record holder of your shares, you may revoke or change your vote any time before the proxy is exercised. To do so, you must do one of the following:
•
Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted. You may not revoke or change your vote over the Internet or by telephone after 11:59 p.m., Eastern Time, on June 10, 2026.

•
Sign a new proxy card and submit it by mail, which must be received no later than June 10, 2026. Only your latest dated proxy card will be counted.

•
Give our Secretary written notice before or during the meeting that you want to revoke your proxy.

•
Virtually attend the Annual Meeting at edge.media-server.com/mmc/p/b865egjf, using the password century2026.

If your shares are held by your broker, bank or other holder of record as a nominee or agent (i.e., the shares are held in “street name”), you should follow the instructions provided by your broker, bank or other holder of record.
Deadline for Voting. The deadline for voting by telephone or Internet, other than by virtually attending the Annual Meeting, is 11:59 p.m. Eastern Time on June 10, 2026. If you are a registered stockholder and virtually attend the
Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | 1

GENERAL INFORMATION ABOUT THE MEETING
Annual Meeting, you may deliver your vote online during the Annual Meeting. “Street name” stockholders who wish to vote at the Annual Meeting will need to obtain a proxy form from the institution that holds their shares.
BROKER VOTING AND VOTES REQUIRED FOR EACH PROPOSAL
If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. The Notice has been forwarded to you by your broker, bank or other holder of record who is considered the stockholder of record of those shares. As the beneficial owner, you may direct your broker, bank or other holder of record on how to vote your shares by using the proxy card included in the materials made available or by following their instructions for voting on the Internet.
A broker non-vote occurs when a broker or other nominee that holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the beneficial owner of the shares. The following table summarizes how votes withheld, broker non-votes and abstentions are treated with respect to our proposals:
VOTING MATTERS	VOTES REQUIRED	TREATMENT OF WITHHOLD VOTES, ABSTENTIONS AND BROKER NON-VOTES	BROKER DISCRETIONARY VOTING
PROPOSAL 1: Election of Class II Directors for a Three-Year Term Expiring in 2029	Plurality of the votes properly cast	Withhold votes and broker non-votes will have no effect on the outcome of the proposal	No
PROPOSAL 2: Ratification of Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for 2026	Majority of the votes properly cast	Abstentions and broker non-votes will have no effect on the outcome of the proposal	Yes
PROPOSAL 3: Approval of an Amendment to our Charter to Increase the Number of Authorized Shares of common stock from 300,000,000 to 450,000,000	Majority of shares of capital stock issued and outstanding and entitled to vote	Abstentions and broker non-votes will have the effect of voting against the proposal	Yes
PROPOSAL 4: Approval of adjournment of the Annual Meeting to the extent there are insufficient votes at the Annual Meeting to approve the immediately preceding proposal	Majority of the votes properly cast	Abstentions and broker non-votes will have no effect on the outcome of the proposal	Yes
QUORUM
We must have a quorum to conduct business at the Annual Meeting. A quorum consists of the presence at the Annual Meeting, either attending the meeting virtually or represented by proxy, of the holders of shares of capital stock representing a majority of the voting power of all outstanding shares of capital stock entitled to vote. For the purpose of establishing a quorum, votes withheld, abstentions, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, and broker non-votes count toward the quorum. If there is no quorum, the holders of shares of capital stock representing a majority of the voting power virtually attending the Annual Meeting or represented by proxy or the presiding officer of the meeting may adjourn the Annual Meeting to another date.
Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | 2

GENERAL INFORMATION ABOUT THE MEETING
PROXY SOLICITATION COSTS
We pay the cost of soliciting proxies. Proxies will be solicited on behalf of the Board by mail, telephone, and other electronic means or in person. Directors and employees will not be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | 3

BOARD OF DIRECTORS
Our Board has nominated Alessandro Riva, M.D., and Han Lee, Ph.D., M.B.A. for election as Class II directors at our Annual Meeting to hold office until our 2029 Annual Meeting of Stockholders.
Our Board is our ultimate decision-making body, except with respect to those matters reserved to the stockholders. Our Board selects the members of our senior management team, who in turn are responsible for our day-to-day operations. Our Board acts as an advisor and counselor to senior management and oversees their performance.
Our Board consists of directors divided into three classes, with each class holding office for a three-year term. Alessandro Riva, M.D., Han Lee, Ph.D., M.B.A. and Timothy Walbert, are our current Class II directors whose terms expire at the Annual Meeting. The Board has nominated Alessandro Riva, M.D. and Han Lee, Ph.D., M.B.A. for election at the Annual Meeting for three-year terms that will expire at the 2029 Annual Meeting of Stockholders and until their successors, if any, are elected or appointed, or their earlier death, resignation, retirement, disqualification or removal. Mr. Walbert will not stand for re-election and his term will end effective as of the date of the Annual Meeting. Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, the Nominating and Corporate Governance Committee will recommend to our Board a replacement nominee. The Board may then designate the other nominee to stand for election. If you voted for the unavailable nominee, your vote will be cast for his or her replacement.
BOARD STRUCTURE AND COMPOSITION
The Nominating and Corporate Governance Committee is responsible for recommending the composition and structure of our Board and for developing criteria for Board membership. The Nominating and Corporate Governance Committee regularly reviews director competencies, qualities and experiences, with the goal of ensuring that our Board is comprised of an effective team of directors who function collegially and who are able to apply their experience toward meaningful contributions to our business strategy and oversight of our performance, risk management, organizational development and succession planning.
Our Second Amended and Restated Bylaws, or Bylaws, provide that the number of members of our Board shall be fixed by the Board from time to time. Our Board is currently fixed at seven members. Our Board is divided into three classes with staggered three-year terms. The Nominating and Corporate Governance Committee is responsible for identifying individuals that it believes are qualified to become Board members.
CRITERIA FOR BOARD MEMBERSHIP
The Nominating and Corporate Governance Committee has identified certain criteria that it will consider in identifying director nominees. Important general criteria and considerations for Board membership include:
GENERAL CRITERIA

Proven integrity

Capability to fairly and equally act in the best interest of our stockholders

Prior or current leadership experience, including within the biotechnology, life sciences and biopharmaceutical spheres

Broad experience, diverse perspectives, and the ability to exercise sound judgment, and a judicious and critical temperament that will enable objective appraisal of management’s plans and programs

Willingness and ability to devote sufficient time to Board responsibilities

Diversity with respect to background, professional experience and perspectives

The Nominating and Corporate Governance Committee also considers, on an ongoing basis, the background, experience and skills of the incumbent directors that are important to our current and future business needs, and evaluates the experience and skills that would be valuable in new Board members.
SELECTION OF CANDIDATES
Director Skill Set Considerations; Use of Skills Matrix
To assist with determining the needs of the Board, the Nominating and Corporate Governance Committee utilizes a skills matrix for the purpose of recruiting and selecting Board candidates. The expertise and experience included
Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | 4

BOARD OF DIRECTORS
in the skills matrix are tied to our strategic goals, and the intent of the skills matrix is to ensure that the directors collectively possess qualities that facilitate effective oversight of our strategic plans. While the matrix is useful for determining the collective skills of the Board as a whole, it is not a comparative measure of the value of each individual director; a director with more focused experience could nonetheless contribute broadly and effectively. The Nominating and Corporate Governance Committee also considers a wide range of additional factors including other positions the director or candidate holds, including other boards of directors on which he or she serves, and the independence of each director and candidate, to ensure that a substantial majority of the Board is independent. The matrix below displays the current Board’s balance.
Director Skills Matrix
Potential Director Candidates
On an ongoing basis, the Nominating and Corporate Governance Committee considers potential director candidates identified on its own initiative, as well as candidates referred or recommended to it by other directors, members of management, search firms, stockholders and others (including individuals seeking to join the Board). Stockholders who wish to recommend candidates may contact the Nominating and Corporate Governance Committee in the manner described in “Stockholder Communications to the Board.” Stockholder nominations must be made according to the procedures required under our Bylaws and described in this Proxy Statement under the heading “Requirements for Submission of Stockholder Proposals for Next Year’s Annual Meeting.” Stockholder-recommended candidates and stockholder nominees whose nominations comply with these procedures and who meet the criteria referred to above will be evaluated by the Nominating and Corporate Governance Committee in the same manner as the Board’s nominees.
Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | 5

BOARD OF DIRECTORS
GOVERNANCE HIGHLIGHTS
The Board is committed to maintaining an optimal mix of skills, expertise and backgrounds to effectively oversee the execution of our strategy and meet our evolving needs, while bringing differing professional experiences and perspectives. As presently constituted, the Board represents a deliberate mix of members who have a deep understanding of our business as well as members who have different skill sets and points of view. The Nominating and Corporate Governance Committee considers the value of having differing professional experiences and perspectives on the Board in evaluating director nominees. Accordingly, the Nominating and Corporate Governance Committee’s evaluation of director nominees includes consideration of their ability to contribute to the differing of personal and professional experiences, opinions and perspectives on the Board.
Our Board is committed to fostering a strong culture of compliance and ethical conduct and has structured its committees and their activities to support its commitment. Our Board supports management’s promotion of a corporate culture of integrity, ethical behavior and compliance with laws and regulations and for ensuring that our culture and strategy are aligned. Our Board expects all directors, as well as officers and employees, to conduct themselves in a manner consistent with our Code of Business Conduct and Ethics, or the Code of Conduct, and our values. Our Board believes that a strong culture of integrity, ethics and compliance is fundamental to the conduct of our business, and is necessary for effective risk management, maintaining investor trust, and successful corporate governance.
We understand corporate responsibility is essential for good governance because it strengthens the accountability of our Board and management team. We view Environmental, Social and Governance, or ESG, initiatives as long-term value drivers for the Company and our stockholders. Our focus on and commitment to ESG is tied to our belief that achieving and sustaining business excellence goes hand-in-hand with strong corporate leadership and stewardship. Our Board is primarily responsible for overseeing our corporate strategy, which includes the oversight of ESG matters that impact our business and related risks. Though our current ESG initiatives are broad, we continue to focus on our people, culture and strong corporate governance. We are committed to advancing a series of new ESG initiatives and performance targets, which will evolve over time.
The following is a summary of our current corporate governance policies and practices:
•
Lead Independent Director: The offices of Chairperson of the Board (held by our Chief Executive Officer) and Lead Independent Director are separated, which reinforces the Board’s independence from management and creates an environment that encourages objective oversight of management’s performance.

•
Independent Committees: Each of our Board committees consist entirely of independent directors.

•
Regularly Held Executive Sessions: The independent directors of our Board meet separately in executive session on a regular basis to discuss matters relating to the Company and the Board, without members of the management team present.

•
Code of Conduct: All of our directors, officers and employees are subject to the Code of Conduct, which is available on our website at www.centurytx.com.

•
Talent Management: We are committed to the health and welfare of our employees. We support the development of our employees with a competitive compensation and benefits package, internal advancement, and individualized development opportunities.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | 6

BOARD OF DIRECTORS
In each of the director nominee and continuing director biographies that follow, we highlight the specific experience, qualifications, attributes and skills that led the Board to conclude that the director nominee or continuing director should serve on our Board at this time.
DIRECTOR NOMINEES
CLASS II DIRECTORS — PRESENT TERMS EXPIRING AT THE ANNUAL MEETING AND PROPOSED TERMS TO EXPIRE IN 2029
ALESSANDRO RIVA, M.D.		Key Skills: Global Leadership Positions, Industry Knowledge and Experience
Age: 65 Director Since: 2021	Committee Memberships: Audit, Compensation	Other Public Directorships: BeOne Medicines; Bicycle Therapeutics, PLC

Dr. Riva has been a member of our Board since May 2021. Dr. Riva has served as Chief Executive Officer of Transgene S.A., or Transgene, since May 2023, and Chairman of the Board of Directors of Transgene since May 2022. Dr. Riva has served as a non-executive director of Bicycle Therapeutics, Inc. since April 2025. Dr. Riva has served as a non-executive independent director of BeOne Medicines, a biotechnology company specialized in oncology therapeutics, since February 2022. Dr. Riva previously served as Chief Executive Officer of Intima Bioscience, Inc., or Intima, a privately held biotechnology company focused on oncology cell therapy and therapeutics, from September 2021 until April 2023. Prior to Intima, Dr. Riva served as the Chief Executive Officer of Ichnos Sciences, Inc., a biotechnology company focusing on oncology therapies from April 2019 until August 2021. Previously, Dr. Riva was the Executive Vice President and Global Head, Oncology Therapeutics and Cell Therapy at Gilead Sciences, Inc., or Gilead, a biotechnology company, from January 2017 to March 2019. Prior to Gilead, Dr. Riva served as the Executive Vice President and Global Head, Oncology Development and Medical Affairs at Novartis AG, a position he held from January 2005 until December 2016. Dr. Riva received his B.M.B.S. and M.D. in Oncology/Hematology from Università degli Studi di Milano.

Skills & Qualifications: We believe that Dr. Riva is qualified to serve on our Board due to his extensive management experience at biotechnology companies.
HAN LEE, PH.D., M.B.A.		Key Skills: Industry Knowledge and Experience
Age: 45 Director Since: 2025	Committee Memberships: Compensation, Audit	Other Public Directorships: None

Dr. Lee has been a member of our Board since December 2025. He is currently the Co-Chief Executive Officer of Vibrant Therapeutics, or Vibrant, a position he has held since January 2026. Prior to Vibrant, he served as President and Chief Financial Officer of ImmPACT Bio, Inc., or ImmPACT, a privately-owned clinical-stage biotechnology company, from October 2023 until January 2025. Prior to ImmPACT, Dr. Lee served as Chief Financial Officer of Neogene Therapeutics, Inc., or Neogene, a private clinical-stage biotechnology company, from August 2021 to August 2023. Prior to Neogene, Dr. Lee served as the Chief Financial Officer of Arcellx, Inc. (NASDAQ: ACLX) from June 2018 to July 2021. Earlier in his career, Dr. Lee served as the Senior Director of Corporate Development and Ventures at AstraZeneca plc from 2014 to 2018. Dr. Lee received a Ph.D. in Genetics and Development from Yale University, an M.B.A. from Yale University and a Bachelor of Arts in Molecular Cell Biology (Genetics Emphasis) and a minor in Chemistry from the University of California, Berkeley.

Skills & Qualifications: We believe that Dr. Lee is qualified to serve on our Board due to his extensive executive-level leadership experience in the biotechnology industry.
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BOARD OF DIRECTORS
CONTINUING DIRECTORS
CLASS III DIRECTORS — TERMS EXPIRING AT THE 2027 ANNUAL MEETING OF STOCKHOLDERS
KIMBERLY BLACKWELL, M.D.		Key Skills: Industry Knowledge and Experience
Age: 57 Director Since: 2021	Committee Memberships: Audit, Nominating and Corporate Governance (Chair)	Other Public Directorships: Monte Rosa Therapeutics, Inc.

Dr. Blackwell has been a member of our Board since May 2021. Dr. Blackwell serves as Chief Development Officer of Nucleus Radiopharma and was Chief Executive Officer of Zentalis Pharmaceuticals, Inc. from May 2022 until November 2024. Dr. Blackwell served as the Chief Medical Officer and Senior Vice President, Clinical Oncology Development at Tempus Labs, Inc., a biotechnology company, from March 2020 until May 2022. Previously, Dr. Blackwell was the Vice President of Early Phase and Immuno-oncology at Eli Lilly and Company, or Eli Lilly, a pharmaceutical company, from March 2018 until March 2020. Prior to Eli Lilly, Dr. Blackwell held positions at Duke Medical Center and Duke Cancer Institute as a Professor in the Department of Medicine from July 1997 until March 2018. Dr. Blackwell has served on the board of directors of Monte Rosa Therapeutics, Inc., a biotechnology company, since June 2020. Previously, Dr. Blackwell served on the board of directors of Zentalis Pharmaceuticals, Inc., a clinical-stage biopharmaceutical company, from July 2020 until November 2024. Dr. Blackwell received a B.A. in bioethics from Duke University and her M.D. from the Mayo Clinic Medical School.

Skills & Qualifications: We believe that Dr. Blackwell is qualified to serve on our Board due to her experience on the boards of pharmaceutical companies and her extensive knowledge of the biotechnology and pharmaceutical industries.

MARTIN MURPHY, PH.D.		Key Skills: Industry Knowledge and Experience
Age: 57 Director Since: 2025	Committee Memberships: None	Other Public Directorships: None

Dr. Murphy has been a member of our Board since December 2025. He currently holds various board chair and director positions on several UK-based organizations including Cora Biosciences Limited and Legal & General UK Universities Ventures LP, roles he has held since October 2025 and May 2024, respectively. Previously, Dr. Murphy served as non-executive director and Chair of the Remuneration Committee of Synairgen plc (LSE: SNG) from January 2025 to April 2026 and as co-founder of Syncona Limited and Chief Executive Officer and Investment Committee Chair of Syncona Investment Management Limited, or Syncona, from October 2012 to November 2022. Prior to Syncona, Dr. Murphy served as a Managing Director of MVM Life Science Partners LLP from 2002 to 2012. Dr. Murphy also previously served on the board of Autolus Therapeutics plc from October 2013 to June 2024 and was a member of the Science Committee and Remuneration Committee during his tenure. Earlier in his career, Dr. Murphy was an Investment Manager at 3i Group plc from 2001 to 2002 and an Engagement Manager at McKinsey & Company from 1996 to 1999. Dr. Murphy received a Ph.D. from the University of Cambridge’s Emmanual College, and an M.A. in Biochemistry from the University of Oxford.

Skills & Qualifications: We believe that Dr. Murphy is qualified to serve on our Board due to his investment experience and experience serving on boards of other biopharmaceutical companies.
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BOARD OF DIRECTORS
BRENT PFEIFFENBERGER, PHARM.D. (CHAIRMAN)		Key Skills: Senior Executive Experience and Global Industry Experience
Age: 48 Director Since: 2023	Committee Memberships: None	Other Public Directorships: N/A

Dr. Pfeiffenberger has been a member of our Board as well as our President and Chief Executive Officer, since December 2023. Dr. Pfeiffenberger previously served as Chief Operating Officer of Neogene Therapeutics Inc., a clinical-stage biotechnology company, from May 2021 until December 2023. Prior to this, Dr. Pfeiffenberger held various positions at Bristol-Myers Squibb Company, or Bristol-Myers, a global biopharmaceutical company, including Senior Vice President and Head of U.S. Oncology from October 2019 until May 2021; Co-Lead of Worldwide Commercial Oncology from July 2018 until October 2019; General Manager for Australia and New Zealand from March 2016 until June 2018; and several additional leadership and managerial positions within Bristol-Myers prior to this. Dr. Pfeiffenberger received an M.B.A. from The Wharton School at the University of Pennsylvania and a Pharm.D. from Duquesne University.

Skills & Qualifications: We believe that Dr. Pfeiffenberger’s over 20 years of global biopharmaceutical and biotechnology experience provide him with the qualifications and skills to serve as a director.

CLASS I DIRECTORS — TERMS EXPIRING AT THE 2028 ANNUAL MEETING OF STOCKHOLDERS
DAPHNE QUIMI		Key Skills: Investing and Capital Raising, Financial Competency
Age: 60 Director Since: 2022	Committee Memberships: Audit (Chair), Nominating and Corporate Governance	Other Public Directorships: Amylyx Pharmaceuticals, Inc.

Ms. Quimi has been a member of our Board since September 2022. Ms. Quimi served as the Chief Financial Officer of Amicus Therapeutics, Inc., or Amicus, a public biotechnology company, from January 2019, until her retirement in August 2023. Previously she served as Amicus’ Senior Vice President, Finance and Corporate Controller from September 2007 until February 2019. Prior to Amicus, Ms. Quimi served as Director of Consolidations and External Reporting at Bristol-Myers Squibb. Prior to joining Bristol-Myers Squibb, Ms. Quimi also held roles of increasing responsibility in the finance department at Johnson & Johnson Services, Inc., or J&J, from May 1999 until July 2004. Ms. Quimi is currently a member of the board of directors of Amylyx Pharmaceuticals, Inc., a public biopharmaceutical company, where she has served since July 2021. Ms. Quimi has served as a member of the board of directors of Chiesi Group, a global pharmaceutical company, since January 2025. Ms. Quimi received a B.S. in accountancy from Monmouth University and an M.B.A. from the Stern School of Business of New York University. Ms. Quimi is also a certified public accountant in New Jersey.

Skills & Qualifications: We believe that Ms. Quimi is qualified to serve on our Board due to her investment experience, experience in public accounting and financial reporting and knowledge of the biopharmaceutical industry.

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CORPORATE GOVERNANCE AND RISK MANAGEMENT
We are committed to good corporate governance and integrity in our business dealings. We believe that strong corporate governance practices that provide meaningful rights to our stockholders and ensure Board and management accountability are key to our relationship with our stockholders. We strive to have regular, constructive conversations with our stockholders to better understand our stockholders’ priorities and perspectives.
Our governance practices are documented in our Charter, our Bylaws, our Code of Conduct, our Corporate Governance Guidelines and the charters of the committees of the Board. Aspects of our governance documents are summarized below. You can find our charters for each committee of our Board and our Code of Conduct on our website at investors.centurytx.com/corporate-governance/documents-and-charters.
BOARD INDEPENDENCE
Our Board has determined that, with the exception of Dr. Pfeiffenberger, each of our directors is an “independent director,” as defined under the rules of Nasdaq. In making such determination, the Board considered the relationships that each such non-employee director has with the Company and all other facts and circumstances that the Board deemed relevant in determining their independence, including the beneficial ownership of our common stock by each non-employee director. Our independent directors generally meet in executive session at each regularly scheduled Board meeting.
BOARD LEADERSHIP STRUCTURE
Our Board does not have a formal policy with respect to the separation of the offices of Chief Executive Officer and Chairman of the Board. It is the Board’s view that rather than having a rigid policy, the Board, with the advice and assistance of the Nominating and Corporate Governance Committee, and upon consideration of all relevant factors and circumstances, will determine, as and when appropriate, whether the two offices should be separate. Currently, our leadership structure does not separate the offices of Chief Executive Officer and Chairman of the Board. Our Board has determined in its judgment that the Company benefits from having a combined Chairman and Chief Executive Officer position at this time. Dr. Pfeiffenberger’s unique perspective and experience are valuable in setting the overall direction and business strategy for us.
Dr. Blackwell was appointed Lead Independent Director of our Board in March 2026. Our Board believes that the role of Lead Independent Director reinforces the Board’s independence from management and creates an environment that encourages objective oversight of management’s performance. The responsibilities of Lead Independent Director include presiding at executive sessions of independent directors and serving as a liaison between our Chief Executive Officer and Chairman of the Board, and our independent directors. Our Board periodically reviews its leadership structure and may make such changes in the future as it deems appropriate.
BOARD COMMITTEES
Our Board has established various Committees to assist in discharging its duties: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each member of our Committees is an independent director as that term is defined by the SEC and Nasdaq. The primary responsibilities of each of the Committees and the Committee memberships are provided below under the section entitled “Board Attendance, Committee Meetings and Committee Membership.”
Each of the Committees has the authority, as its members deem appropriate, to engage legal counsel or other experts or consultants in order to assist the Committee in carrying out its responsibilities.
RISK MANAGEMENT
Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings, and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.
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CORPORATE GOVERNANCE AND RISK MANAGEMENT
Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address the risks inherent in their respective areas of oversight. While our Board is responsible for monitoring strategic risk exposure, our Audit Committee oversees management of financial reporting, compliance, cybersecurity and litigation risks, as well as the steps management has taken to monitor and control such exposures. Our Nominating and Corporate Governance Committee manages risks associated with the independence of our Board, potential conflicts of interest and the effectiveness of our Board and our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation policies, plans and arrangements and the extent to which those policies or practices increase or decrease risks for our company.
EVALUATING BOARD EFFECTIVENESS
The Board, led by the Nominating and Corporate Governance Committee, is committed to continuous improvement and believes annual self-evaluations are an important tool for evaluating effectiveness. It has established and conducted an annual self-evaluation of the Board, which is presented by the Chairperson of the Nominating and Corporate Governance Committee to the Board for discussion. In addition, each committee conducts an annual self-assessment in a review process similar to that used by the Board. Below is a graphic depicting the Board and Nominating and Corporate Governance Committee annual cycle in evaluating Board effectiveness.

Nominating and Corporate Governance Commitee meets with Board to discuss annual evaluation process
Nominating and Corporate Governance Committee solicits responses to Board Evaluation Survey and Committees perform self-assesments
Board Evaluation Survey results analyzed by Nominating and Corporate Governance Committee and feedback presented to Board
Nominating and Corporate Governance Committee oversees the implementation of Board Evaluation Survey Suggestions and reviews overall effectiveness of annual evaluation process

CODE OF BUSINESS CONDUCT AND ETHICS
We maintain a written Code of Conduct that applies to all of our directors, officers, and employees. The Code of Conduct covers fundamental ethics and compliance-related principles and practices such as accurate accounting records and financial reporting, avoiding conflicts of interest, compliance with insider trading laws, the protection and use of our property and information, and compliance with legal and regulatory requirements. The Code of Conduct is posted on our website at investors.centurytx.com/corporate-governance/documents-and-charters. We intend to disclose any amendments to our code of business conduct and ethics, or waivers of its requirements, on our website to the extent required by the applicable rules and exchange requirements.
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CORPORATE GOVERNANCE AND RISK MANAGEMENT
DIRECTOR ORIENTATION AND CONTINUING EDUCATION
Our director orientation programs familiarize new directors with the Company’s businesses, financial position, facilities, strategies, and policies, and assist new directors in developing the skills and knowledge required for their service on the Board. From time to time, management advises, or invites outside experts to attend Board meetings to advise the Board on its responsibilities, management’s responsibilities, developments relevant to corporate governance and best corporate practices. Additionally, Board members may attend, and are encouraged to attend, accredited director education programs at the Company’s expense.
CORPORATE GOVERNANCE GUIDELINES
We have a written set of Corporate Governance Guidelines that are designed to help ensure effective corporate governance of our Company. Our Corporate Governance Guidelines cover topics including, but not limited to, the size and composition of the Board, Board membership criteria, director qualifications and duties, Board committees, director compensation and director communications with third parties. Succession planning for the Board is critical to our success. Our goal is to achieve a Board that provides effective oversight of the Company through the appropriate balance of diversity of perspectives, experience, expertise and skills. Our Corporate Governance Guidelines are reviewed periodically by the Nominating and Corporate Governance Committee, which recommends any proposed changes to our Board for approval. Our Corporate Governance Guidelines can be found on our website at https://investors.centurytx.com/corporate-governance/documents-and-charters.
BOARD ATTENDANCE, COMMITTEE MEETINGS AND COMMITTEE MEMBERSHIP
DIRECTOR	INDEPENDENT	BOARD	AC	CC	NCGC
Brent Pfeiffenberger, Pharm.D.	No	C
Kimberly Blackwell, M.D.	Yes	M	M		C
Han Lee, Ph.D., M.B.A.	Yes	M	M	M
Martin Murphy, Ph.D.	Yes	M		C	M
Daphne Quimi	Yes	M	C		M
Alessandro Riva, M.D.	Yes	M	M	M
Timothy P. Walbert(1)	Yes	M		M
AC = Audit Committee	CC = Compensation Committee	C = Chair
NCGC = Nominating & Corporate Governance Committee		M = Member

(1)
Mr. Walbert will not stand for re-election at the Annual Meeting. As such, his term as a member of the Compensation Committee will expire at the Annual Meeting.

During 2025, our Board held sixteen meetings, our Compensation Committee held five meetings, our Audit Committee held five meetings and our Nominating and Corporate Governance Committee held four meetings. Each director attended at least 75% of meetings of the Board and each Committee on which he or she served in 2025.
Directors are encouraged, but not required, to attend our annual stockholder meetings. We held our annual meeting of stockholders on June 12, 2025 and all of our directors at the time were in attendance.
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CORPORATE GOVERNANCE AND RISK MANAGEMENT
THE AUDIT COMMITTEE
Chair: Daphne Quimi Additional Committee Members: • Kimberly Blackwell, M.D. • Han Lee, Ph.D., M.B.A. • Alessandro Riva, M.D.
Responsible for, among other things:
•
Appointing, compensating, evaluating, and overseeing a firm to serve as the independent registered public accounting firm to audit our consolidated financial statements;

•
Ensuring the independence of the independent registered public accounting firm;

•
Discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and that firm, our interim and year-end operating results;

•
Establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;

•
Considering the adequacy of our internal controls and internal audit function;

•
Reviewing significant existing and emerging cybersecurity risks, including material cybersecurity incidents, the impact on us and our stockholders of any significant cybersecurity incident and any disclosure obligations arising from any such incidents;

•
Monitoring and reviewing legal, regulatory, and administrative compliance to the extent affecting our financial results;

•
Reviewing our Code of Conduct and any proposed waivers thereof, and recommending any changes or amendments to the Code of Conduct;

•
Reviewing, approving, ratifying or prohibiting material related party transactions;

•
Determining and reviewing risk assessment guidelines and policies, including cybersecurity risks, financial risk exposure, and internal controls regarding information security; and

•
Approving or, as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.

All members are deemed “independent” and financially literate under the applicable rules and regulations of the SEC and Nasdaq.

Each of Daphne Quimi, Han Lee and Alessandro Riva qualifies as an “audit committee financial expert” within the meaning of SEC regulations.

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CORPORATE GOVERNANCE AND RISK MANAGEMENT
THE NOMINATING & CORPORATE GOVERNANCE COMMITTEE
Chair: Kimberly Blackwell, M.D. Additional Committee Members: • Daphne Quimi • Martin Murphy, Ph.D.
Responsible for, among other things:
•
Developing and recommending selection criteria for new directors for our Board;

•
Identifying and recommending candidates for membership on our Board;

•
Reviewing and determining director independence annually and, as needed, as potential conflicts of interest arise;

•
Reviewing and recommending the assignment of directors to serve on each Board committee;

•
Reviewing and recommending changes to our Corporate Governance Guidelines;

•
Overseeing the succession planning process for our executive officers;

•
Overseeing the process of evaluating the performance of our Board; and

•
Assisting our Board on corporate governance matters.

All members are deemed “independent” and financially literate under the applicable rules and regulations of the SEC and Nasdaq.
THE COMPENSATION COMMITTEE
Chair: Martin Murphy, Ph.D. Additional Committee Members: • Han Lee, Ph.D., M.B.A. • Alessandro Riva, M.D. • Timothy P. Walbert1
Responsible for, among other things:
•
Reviewing and approving the compensation of our executive officers and recommending that our Board approve the compensation of our Chief Executive Officer;

•
Reviewing and recommending to our Board the compensation of our directors;

•
Administering our equity incentive plans and overseeing regulatory compliance related to such plans;

•
Reviewing and administering our compensation recovery policy;

•
Reviewing and approving, or making recommendations to our Board with respect to, incentive compensation and equity plans; and

•
Reviewing our overall compensation philosophy.

All members are deemed “nonemployee directors” as defined by SEC rules

All members are deemed “independent” and financially literate under the applicable rules and regulations of the SEC and Nasdaq.

COMPENSATION CONSULTANT
Radford, a subsidiary of Aon Hewitt Limited, serves as our executive compensation consultant. Radford reports directly to the Compensation Committee and provides various executive compensation services to the Compensation Committee, including advising the Compensation Committee on the principal aspects of our executive compensation program and evolving industry practices and providing market information and

1
Mr. Walbert will not stand for re-election at the Annual Meeting. As such, his term as a member of the Compensation Committee will expire at the Annual Meeting.

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CORPORATE GOVERNANCE AND RISK MANAGEMENT
analysis regarding the competitiveness of our program design and our award values in relation to performance. Radford does not provide services to us other than its advice to the Compensation Committee on executive and director compensation matters.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During 2025, Carlo Rizzuto, Cynthia Butitta, Joseph Jimenez, Han Lee, Ph.D., M.B.A., Martin Murphy, Ph.D., Alessandro Riva, M.D. and Timothy P. Walbert served as members of the Compensation Committee. During the fiscal year ended December 31, 2025 and as of the date of this Proxy Statement, none of the members of our Compensation Committee is currently, or has been at any time, one of our executive officers or employees. None of our executive officers currently serves, or has served during the last year, as a member of the compensation committee of any entity that has one or more executive officers serving as a member of our Board or on our Compensation Committee.
FAMILY RELATIONSHIPS
There are no family relationships among any of our directors or executive officers.
STOCKHOLDER ENGAGEMENT
Connect
Engaging with investors is fundamental to our commitment to good corporate governance and essential to maintaining strong corporate governance practices. Throughout the year, we seek opportunities to connect with our investors to gain and share valuable insights into current and emerging global governance trends.
Collaborate
We strive for a collaborative approach to stockholder engagement and value the variety of investors’ perspectives received, which helps deepen our understanding of their interests and motivations.
Communicate
Our goal is to communicate with our stockholders through various platforms, including via our website at www.centurytx.com, in print and in person at investor presentations or stockholder meetings. We view communication between our stockholders and the Board as a dialogue.
HOW TO COMMUNICATE WITH OUR DIRECTORS	By mail: Corporate Secretary, Century Therapeutics, Inc. 25 North 38th Street, 11th Floor, Philadelphia, PA 19104
Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | 15

DIRECTOR COMPENSATION
We have designed and implemented our compensation program for our non-employee directors to attract, motivate and retain individuals who are committed to our values and goals and who have the expertise and experience that we need to achieve those goals.
NON-EMPLOYEE DIRECTOR COMPENSATION POLICY
The material terms of our non-employee director compensation policy in effect in 2025 are summarized in the table below:
COMPENSATION ELEMENTS — NON-EMPLOYEE DIRECTOR COMPENSATION POLICY
Cash
Annual Retainer
Member Annual Retainer	$40,000
Chairperson Annual Retainer	$30,000
Annual Committee Chair Retainer
Audit	$15,000
Compensation	$10,000
Nominating and Corporate Governance	$8,000
Annual Committee Member Retainer
Audit	$7,500
Compensation	$5,000
Nominating and Corporate Governance	$4,000
Equity
Initial Equity Grant
Option to purchase 88,000 shares of common stock, made to directors at the commencement of their director service, vesting monthly over a period of 36 months, subject generally to continued service with us.

Annual Equity Retainer
Option to purchase 44,000 shares of common stock, vesting in full on the sooner of the first anniversary of the date of grant or the next annual shareholder meeting, subject generally to continued service with us.

We will reimburse all reasonable out-of-pocket expenses incurred by non-employee directors in attending meetings of the Board of Directors and committees thereof.
In February 2026, we amended our non-employee director compensation policy to increase the initial equity grant to 148,000 options and the annual equity retainer to 74,000 options.
Each annual cash retainer is paid quarterly in arrears. All equity awards granted under the non-employee director compensation policy will be granted under, and subject to the terms of, the Company’s 2021 Equity Incentive Plan, or the 2021 Plan.
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DIRECTOR COMPENSATION
DIRECTOR COMPENSATION TABLE
The following table below sets forth information for the fiscal year ended December 31, 2025, regarding the compensation of our non-employee directors. Brent Pfeiffenberger, Pharm.D., our President and Chief Executive Officer, served as the chairman of our Board of Directors and received no additional compensation for his service as a member of our Board and, consequently, is not included in this table. The compensation received by Dr. Pfeiffenberger during 2025 is set forth in the section of this proxy statement captioned “Executive Compensation — 2025 Summary Compensation Table.”
NAME	FEES EARNED OR PAID IN CASH ($)	OPTION AWARDS ($)(1)	TOTAL ($)
Kimberly Blackwell, M.D.(2)	53,000	18,052	71,052
Cynthia Butitta(3)	32,813	18,052	50,865
Joseph Jimenez(4)	51,875	18,052	60,927
Han Lee, Ph.D., M.B.A.(5)	3,281	36,960	40,241
Martin Murphy, Ph.D.(5)	3,375	36,960	40,335
Daphne Quimi(2)	59,000	18,052	77,052
Alessandro Riva, M.D.(2)	49,375	18,052	67,427
Carlo Rizzuto, Ph.D.(6)	54,000	18,052	72,052
Timothy P. Walbert(2)	45,000	18,052	63,052

(1)
Amounts shown in this column do not reflect dollar amounts actually received by our directors. Instead, these amounts reflect the aggregate grant date fair value of each stock option granted in 2025 determined in accordance with the provisions of Financial Accounting Standards Board Accounting Standards, Codification Topic 718, Compensation — Stock Compensation, or FASB ASC Topic 718. The assumptions made in the calculation of these amounts are included in Note 2 of the Notes to Consolidated Financial Statements included in our 2025 Annual Report.

(2)
As of December 31, 2025, Dr. Riva and Dr. Blackwell each held options to purchase 271,227 shares of our common stock; and Mr. Walbert and Ms. Quimi each held options to purchase 171,744 shares of our common stock.

(3)
As of December 31, 2025, Ms. Butitta held options to purchase 127,744 shares of our common stock. Ms. Butitta resigned from the Board, effective August 14, 2025. In connection with Ms. Butitta’s departure from the Board, the Board approved all of her outstanding vested option awards, held as of August 14, 2025, shall remain exercisable until the original expiration date of such option.

(4)
As of December 31, 2025, Mr. Jimenez held options to purchase 171,744 shares of our common stock. Mr. Jimenez resigned from the Board, effective August 14, 2025. In connection with Mr. Jimenez’s departure from the Board, we entered into a consulting agreement with Mr. Jimenez, effective August 14, 2025, or the Jimenez Consulting Agreement. Pursuant to the Jimenez Consulting Agreement, Mr. Jimenez provides strategic advice to our Chairman of the Board and as compensation for such services, all of the outstanding option awards of Mr. Jimenez will continue to vest pursuant to their terms for the duration of Mr. Jimenez’s service as an advisor to us under the Jimenez Consulting Agreement.

(5)
As of December 31, 2025, Dr. Lee and Dr. Murphy each held options to purchase 88,000 shares of our common stock. Drs. Lee and Murphy were appointed to our Board, effective December 9, 2025.

(6)
As of December 31, 2025, Dr. Rizzuto held options to purchase 191,616 shares of our common stock. Dr. Rizzuto resigned from the Board, effective December 18, 2025. In connection with Dr. Rizzuto’s departure, Dr. Rizzuto agreed to provide consulting services to the Company and in consideration for such consulting services, his June 2025 annual director equity grant became fully vested on March 16, 2026, and all of his outstanding vested option awards, held as of December 18, 2025, shall remain exercisable until the original expiration date of such option.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES
The Audit Committee works with our management in order to negotiate appropriate fees with EY and is ultimately responsible for approving those fees. The following is a summary and description of fees for services provided by EY in 2025 and 2024.
SERVICE	2025 ($)	2024 ($)
Audit Fees	$725,000	893,114
Audit-Related Fees	$32,000	40,100
Tax Fees	$239,000	247,700
All Other Fees	—	—
Total	$996,000	1,180,914
“Audit fees” represents the aggregate fees for professional services rendered for the audit of our financial statements and the review of our quarterly financial statements on Form 10-Q that are customary under the standards of the Public Company Accounting Oversight Board (United States), or the PCAOB. Also included are the fees related to our Registration Statements on Form S-3 and Form S-8.
“Audit-related fees” represents fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, including services provided in connection with merger and acquisition audit services.
“Tax fees” consists of fees related to tax compliance, tax planning and tax advice.
AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES
The Audit Committee is responsible for appointing, retaining, setting compensation for, and evaluating and overseeing the work of the independent registered public accounting firm. The Audit Committee’s charter establishes a policy that all audit and permissible non-audit services provided by the independent registered public accounting firm will be pre-approved by the Audit Committee.
All such audit and permissible non-audit services were pre-approved in accordance with this policy during the fiscal year ended December 31, 2025. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our independent registered public accounting firm. The responsibility to pre-approve audit and non-audit services may be delegated by the Audit Committee to one or more members of the Audit Committee; provided that any decisions made by such member or members must be presented to the full Audit Committee at its next scheduled meeting.
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AUDIT COMMITTEE REPORT
The audit committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of the Company’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of the Company’s independent registered public accounting firm, (3) the performance of the Company’s internal audit function, if any, and (4) other matters as set forth in the charter of the audit committee approved by the board of directors.
Management is responsible for the preparation of the Company’s financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or the PCAOB, and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.
In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2025. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the PCAOB’s Auditing Standard No. 1301, Communication with Audit Committees. In addition, the audit committee received written communications from the independent registered public accounting firm confirming their independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm their independence.
Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act of 1933, as amended, or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.
THE AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS OF
CENTURY THERAPEUTICS, INC.
Daphne Quimi, Chairperson
Kimberly Blackwell, M.D.
Han Lee, Ph.D., M.B.A.
Alessandro Riva, M.D.
April 27, 2026
Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | 19

EXECUTIVE OFFICERS
The following table sets forth the name, age and position of each of our executive officers as of the date of this Proxy Statement:
NAME	POSITION	AGE
Brent Pfeiffenberger, Pharm.D.	President and Chief Executive Officer	48
Gregory Russotti, Ph.D.	Chief Technology and Manufacturing Officer	59
Chad Cowan, Ph.D.	Chief Scientific Officer	54
Douglas Carr	Principal Finance Officer, Senior Vice President of Finance	63
Brent Pfeiffenberger, Pharm.D. For biographical information for Dr. Pfeiffenberger, see “Board of Directors — Director Nominees.”
Gregory Russotti, Ph.D. has served as our Chief Technology and Manufacturing Officer since December 2023. Prior to this, Dr. Russotti served as our Interim President and Chief Executive Officer from April 2023 until December 2023. Previously, Dr. Russotti served as our Chief Technology Officer since January 2020. Prior to joining us, Dr. Russotti held multiple positions at Celgene Corporation, or Celgene, a Bristol-Myers company, from 2016 through 2019, including, Vice President of Cell Therapy Technical Development from January 2018 to November 2019 and Vice President of Cell Therapy Development and Operations from October 2016 to December 2017. Dr. Russotti served as Vice President of Technical Operations of Celgene Cellular Therapeutics from May 2013 to October 2016, Executive Director of Technical Operations of Celgene Cellular Therapeutics from June 2011 to May 2013, as Senior Director of Process Development from January 2008 to June 2011 and as Director of Process Development from November 2006 to January 2008. Prior to this, Dr. Russotti served as Senior Investigator at Merck & Co., where he oversaw process development of vaccines and biologics from December 2004 to November 2006, and various positions of increasing responsibility dating back to 1991, when he began his career at Merck. Dr. Russotti serves as an Executive Committee member of the National Science Foundation-funded Center for the Manufacturing of Advanced Therapeutics at Georgia Tech and serves on the scientific advisory board for Dynamk Capital. Dr. Russotti holds a number of honors including the ECI and NIIMBL Cell Therapy Manufacturing Award for leadership in cell therapy process development, scale-up, and manufacturing in 2019 as well as receiving the Rutgers Engineering School Distinguished Alumnus Medal of Excellence in Education and Research in 2013 and the John W. Jackson Leadership Award in 2011, an award that was given to one leader at Celgene each year. Dr. Russotti is also a Fellow with the American Institute for Medical and Biological Engineering, or AIMBE. Dr. Russotti holds both a B.S. and M.S. in chemical engineering from Rensselaer Polytechnic Institute. He received his Ph.D. in biochemical and chemical engineering from Rutgers University.
Chad Cowan, Ph.D. has served as our Chief Scientific Officer since October 2024. Previously, Dr. Cowan served as Chief Executive Officer of Clade Therapeutics, Inc., until it was acquired by us in April 2024. From April 2024 until October 2024, Dr. Cowan served as an Executive Scientific Advisor to us. Prior to this, Dr. Cowan founded and served as Chief Scientific Officer of Sana Biotechnology, Inc., from July 2018 until October 2019. Dr. Cowan co-founded and served as Head of Research at CRISPR Therapeutics, Inc., from May 2015 until May 2017. Dr. Cowan has served on the board of directors of Somite AI since September 2024. From May 2006 until May 2020, Dr. Cowan served as an associate professor at Harvard University and Harvard Medical School. Dr. Cowan received his B.A. and B.S., with honors, from the University of Kansas. He received his Ph.D. from the University of Texas Southwestern at Dallas and subsequently completed a Damon Runyon postdoctoral fellowship at Harvard University.
Douglas Carr has served as our Principal Finance Officer since July 2025 and has been our Senior Vice President of Finance since October 2018. Previously, Mr. Carr was Vice President of Finance at Novira Therapeutics, Inc., from July 2014 to July 2018, where he directed all financial and fiscal management aspects of the company’s operations and participated in the execution of the sale of Novira to Johnson & Johnson Services Inc. (NASDAQ: JNJ). From November 2008 to July 2014, Mr. Carr was Financial Controller for Omthera Pharmaceuticals, Inc., where he established the finance and accounting infrastructure and led the company through an IPO and subsequent sale to AstraZeneca PLC (NASDAQ: AZN) in 2013. Additionally, he held various financial leadership positions at Merck & Co. (NASDAQ: MRK) from January 2006 to November 2008, and started his career at PricewaterhouseCoopers LLP. Mr. Carr has served on the Board of Directors at Heritage Conservancy in Doylestown, Pennsylvania since January 2018. Mr. Carr holds a B.A. from Rutgers University and is a Certified Public Accountant in the State of New Jersey.
Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | 20

EXECUTIVE COMPENSATION
This section discusses the material components of the executive compensation program for our named executive officers, or NEOs. In 2025, our NEOs were Brent Pfeiffenberger, Pharm.D., our President, Chief Executive Officer and Chairman, Gregory Russotti, Ph.D., our Chief Technology and Manufacturing Officer, Adrienne Farid, Ph.D., our Chief Development Officer and Chad Cowan, Ph.D., our Chief Scientific Officer.
SUMMARY COMPENSATION TABLE
The following table sets forth information concerning the compensation of our 2025 NEOs during the fiscal years ended December 31, 2025 and December 31, 2024:
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	STOCK AWARDS ($)(1)	OPTION AWARDS ($)(1)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(2)	ALL OTHER COMPENSATION ($)(3)	TOTAL ($)
Brent Pfeiffenberger, Pharm.D., President, Chief Executive Officer and Chairman of the Board(4)	2025	640,625	—	1,869,609	222,681	317,109	13,998	2,381,022
	2024	625,000	450,000(5)	92,614	392,000	360,938	272,729(6)	2,193,281
Gregory Russotti, Ph.D., Chief Technology and Manufacturing Officer and former Interim President and Chief Executive Officer	2025	559,650	—	71,120	51,240	226,658	3,652	912,320
	2024	542,500	—	127,560	547,413	256,331	13,800	1,487,604
Adrienne Farid, Ph.D., Former Chief Development Officer(7)	2025	333,348	—	71,120	51,240	—	533,515(8)	989,403
	2024	513,050	—	127,560	547,413	215,481	13,800	1,417,304
Chad Cowan, Ph.D., Chief Scientific Officer(9)	2025	559,532	—	398,329	8,327	201,007	—	1,167,015

(1)
Amounts shown in this column do not reflect dollar amounts actually received by our NEOs. Instead, these amounts reflect the aggregate grant date fair value of each restricted stock unit and stock option, as applicable, determined in accordance with the provisions of FASB ASC Topic 718. The assumptions made in the calculation of these amounts are included in Note 2 of the Notes to the Consolidated Financial Statements included in our 2025 Annual Report.

(2)
Amounts shown for 2025 are cash incentive payments earned in respect of 2025 performance and paid in the first quarter of 2026. Amounts shown for 2024 are cash incentive payments earned in respect of 2024 performance and paid in the first quarter of 2025.

(3)
Unless otherwise noted, amounts represent 401(k) matching contributions.

(4)
Dr. Pfeiffenberger was appointed President and Chief Executive Officer in December 2023, and Chairman of the Board in August 2025.

(5)
Represents a retention bonus paid in 2024 to Dr. Pfeiffenberger in connection with the commencement of his employment with us, subject to repayment in full if Dr. Pfeiffenberger’s employment had terminated for any reason other than death, disability, resignation for good reason, or termination without cause, in each case prior to the one-year anniversary of his start date.

(6)
Represents (i) 401(k) matching contributions in an amount of $13,800 and (ii) reimbursement for relocation expenses Dr. Pfeiffenberger received in an amount of $258,929.

(7)
Dr. Farid’s employment as Chief Development Officer ended on July 31, 2025.

(8)
Represents (i) 401(k) matching contributions in an amount of $5,381, (ii) a COBRA benefits payment in an amount of $3,180 and (iii) the payment of severance under Dr. Farid’s employment agreement in an amount equal to (a) $398,888, representing nine months of base salary and (b) $126,066, representing a prorated 2025 annual bonus, paid at target.

(9)
Dr. Cowan was not an NEO in 2024.

Narrative to the Summary Compensation Table and Elements of Compensation
The compensation of our NEOs generally consists of base salary, annual cash incentive opportunities, long-term incentive compensation in the form of equity awards, and other benefits, as described below.
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EXECUTIVE COMPENSATION
Base salary
The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, responsibilities, and contributions. Each NEO’s initial base salary was specified in his or her employment agreement, as described below, and is reviewed (and, if applicable, adjusted) from time to time by our Board or Compensation Committee, as applicable.
Effective March 1, 2025, the annual base salary rates for our NEOs were $643,800 for Dr. Pfeiffenberger, $562,400 for Dr. Russotti, $531,800 for Dr. Farid and $551,000 for Dr. Cowan.
Annual Incentive Opportunities
Each of our NEO’s annual non-equity incentive opportunity is expressed as a percentage of base salary that can be earned based on the achievement of predetermined corporate and individual performance objectives. The 2025 annual bonus opportunities for Dr. Pfeiffenberger, Dr. Russotti, Dr. Farid and Dr. Cowan were targeted at 55%, 45%, 40% and 40% of their respective base salaries.
For 2025, all NEOs were eligible to earn their annual cash incentives pursuant to the achievement of corporate and/or individual performance goals approved by our Board. These goals primarily related to pipeline and platform development, manufacturing, business development and financing. The Board determined that the 2025 corporate goals were achieved at 90% for Dr. Pfeiffenberger, Dr. Russotti and Dr. Cowan. Following a review of 2025 performance, our Compensation Committee approved, and, in the case of Dr. Pfeiffenberger, our Compensation Committee recommended and our Board approved, 2025 annual cash incentive payouts to each of Dr. Pfeiffenberger, Dr. Russotti and Dr. Cowan equal to $317,109.40, $226,658 and $201,008, respectively, in each case representing 90% of the target cash incentive for each such NEO. Dr. Farid was not eligible to receive an annual cash incentive for 2025 due to her departure, but was eligible to receive a prorated 2025 bonus, assuming target achievement, in connection with her termination.
Long Term Equity Incentives
Annual Equity Grants
Our equity-based incentive awards are designed to align the interests of our stockholders with those of our NEOs. Our Board or Compensation Committee, as applicable, approves equity grants to NEOs under our 2021 Plan. In March 2025, our Compensation Committee recommended and our Board approved, an equity grant to Dr. Pfeiffenberger of (i) an option to purchase 521,500 shares of common stock and (ii) 521,500 restricted stock units, or RSUs. In March 2025, our Compensation Committee approved equity grants to Dr. Russotti, Dr. Farid and Dr. Cowan consisting of (i) an option to purchase 120,000, 120,000 and 19,500 shares of common stock, respectively and 120,000, 120,000 and 19,500 RSUs, respectively. Dr. Pfeiffenberger also received a grant of 1,587,614 RSUs as a retention award in August 2025.
Stock options awarded to our NEOs generally vest 25% on the first anniversary of the grant date, with the remaining 75% vesting in equal monthly installments on the last day of each of the 36 calendar months immediately following the first anniversary of the grant date, subject generally to the NEO’s continuous service through the relevant vesting dates.
Other than the retention RSUs awarded to Dr. Pfeiffenberger in August 2025, RSUs awarded to our NEOs generally vest 25% on the first anniversary of the date of grant for each employee, with the remaining with the remaining 75% vesting on a quarterly basis for the three years thereafter, subject to the NEO’s continued employment with the Company.
Other Benefits
Our NEOs are eligible for the same welfare benefits that are generally available to all of our salaried employees, including health, dental, life, vision, and disability insurance.
In addition, we maintain, and the NEOs are eligible to participate in, a 401(k) plan that provides eligible employees with an opportunity to save for retirement on a tax-advantaged basis and under which we make safe harbor matching
Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | 22

EXECUTIVE COMPENSATION
employer contributions. We match 100% of each participating employee’s contributions (up to the first 3% of eligible compensation) and 50% of the participating employee’s contributions (for the next 2% of eligible compensation), and participants are always fully vested in these employer matching contributions. For 2025, the Internal Revenue Service, or IRS, limit on eligible compensation for this purpose was $350,000. Employees’ pre-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participant’s directions. The 401(k) plan is intended to be qualified under Section 401(a) of the Internal Revenue Code.
INSIDER TRADING POLICY
We have adopted an Insider Trading Policy governing the purchase, sale, and other dispositions of securities of Century by directors, officers, and employees that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable Nasdaq listing standards. Our Insider Trading Policy states, among other things, that our directors, officers, and employees are prohibited from trading in such securities while in possession of material, nonpublic information. In addition, with regard to trading in our own securities, it is our policy to comply with the federal securities laws and the applicable exchange listing requirements. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2025.
PLEDGING AND HEDGING POLICIES
Under the terms of our Insider Trading Policy, our executive officers and directors are prohibited from: trading in call or put options involving our securities and other derivative securities; engaging in short sales of our securities; holding our securities in a margin account; all forms of hedging or monetizing our transactions, such as zero-cost collars and forward sale contracts; and pledging company securities to secure margin or other loans.
COMPENSATION RECOVERY POLICY
Our Board has adopted a compensation recoupment or “clawback” policy, applicable to all officers subject to Section 16 of the Exchange Act. Under this policy, we will pursue recoupment of any excess compensation, which was awarded to a covered officer based on financial statements of the Company where such statements are required to be restated. In addition to recoupment of any excess compensation, we will seek to recoup up to 100% of all incentive-based compensation in the case of (i) willful, knowing or intentional misconduct or a willful, knowing or intentional violation of any of the rules or applicable legal or regulatory requirements or (ii) fraud in the course of a covered employee’s employment. The recovery period for recoupment of any compensation is up to three fiscal years preceding the date on which we determine we are required to prepare and file the restated financial statements. This policy has been adopted to comply with the final guidance under Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act.
POLICIES AND PRACTICES REGARDING GRANTS OF EQUITY AWARDS
Our Compensation Committee and Board generally make equity grants on regularly scheduled dates, including (i) in the first quarter of the fiscal year for executive officers and other employees and (ii) following our annual meetings of shareholders for non-employee directors. In certain circumstances, such as in connection with new hires, promotions or similar events, or where the Board or Compensation Committee determines that making grants on such date would be in the Company’s best interest, the Board or Compensation Committee may change a regularly scheduled grant date and approve the grant of equity awards at other times.
During 2025, our Compensation Committee did not take into account any material nonpublic information when determining the timing and terms of equity incentive awards and we did not time the disclosure of material nonpublic information for the purpose of affecting the value of such awards. No stock options were granted during the period beginning four business days before the filing of a periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of a current report on Form 8-K that disclosed material nonpublic information, and ending one business day after the filing or furnishing of such report.
Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | 23

EXECUTIVE COMPENSATION
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table sets forth information regarding the number of shares of common stock underlying outstanding plan awards held by each of our NEOs as of December 31, 2025:
NAME	GRANT DATE	OPTION AWARDS				STOCK AWARDS
		NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(1)
Brent Pfeiffenberger, Pharm.D.	12/4/2023(2)	31,055	31,056	$1.61	12/4/2033
	12/4/2023(2)	255,788	255,792	$1.61	12/4/2033
	12/4/2023(3)					586,887	$586,953
	3/7/2024(4)					9,802	$9,753
	3/7/2024(5)	45,739	58,811	$5.315	3/7/2034
	3/11/2025(5)		521,500	$0.601	3/11/2035
	3/11/2025(4)					521,500	$518,892
	8/14/2025(6)					1,587,614	$1,579,676
Gregory Russotti, Ph.D.	3/18/2020(7)	7,731	—	$1.03	3/17/2030
	4/16/2021(7)	101,347	—	$7.27	4/15/2031
	1/25/2022(5)	102,812	2,188	$13.15	1/25/2032
	2/2/2023(5)	123,956	51,044	$4.64	2/2/2033
	2/2/2023(5)	123,956	51,044	$4.64	2/2/2033
	4/12/2023(5)	212,494	106,256	$2.91	4/12/2033
	3/7/2024(5)	63,869	82,131	$5.315	3/7/2034
	3/7/2024(4)					13,500	$13,433
	3/11/2025(5)		120,000	$0.601	3/11/2035
	3/11/2025(4)					120,000	$119,400
Adrienne Farid, Ph.D.	7/18/2019(7)	168,655		$1.03	7/17/2028
	10/01/2020(7)	15,462		$1.75	7/31/2028
	4/16/2021(7)	207,649		$7.27	7/31/2028
	1/25/2022(5)	91,872		$13.15	7/31/2028
	2/2/2023(5)	79,390		$4.64	7/31/2028
	2/2/2023(5)	79,390		$4.64	7/31/2028
	3/7/2024(5)	48,664		$5.315	7/31/2028
Chad Cowan, Ph.D.	10/1/2024(5)	130,154	316,096	$1.65	10/1/2034
	10/1/2024(4)					55,782	$55,503
	3/11/2025(5)		19,500	$0.601	3/11/2035
	3/11/2025(5)					19,500	$19,402
	9/18/2025(8)					762,543	$758,730

(1)
The market value is based on the closing stock price of $0.995 on December 31, 2025 (the last trading date in the 2025 fiscal year).

(2)
This option vests 25% on December 4, 2024, with the remaining 75% vesting in 36 equal monthly installments, subject generally to the NEO’s continued employment with us.

(3)
This restricted stock unit award vests 25% on December 4, 2024, and the remaining 75% vesting in 12 equal quarterly installments every February 15, May 15, August 15, November 15 thereafter, subject generally to the NEO’s continued employment with us.

(4)
This restricted stock unit award vests 25% on the first anniversary of the grant date and the remaining 75% in 12 equal quarterly installments thereafter, subject generally to the NEO’s continued employment with us.

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EXECUTIVE COMPENSATION
(5)
This option vests 25% on the first anniversary of the grant date and the remaining 75% in 36 equal monthly installments thereafter, subject generally to the NEO’s continued employment with us.

(6)
This restricted stock unit award vests 50% on August 14, 2027, and 50% on August 14, 2028, subject generally to the NEO’s continued employment with us.

(7)
This option is fully vested.

(8)
This restricted stock unit award vests 50% on October 1, 2026, and the remaining 50% on October 1, 2027.

EMPLOYMENT AGREEMENTS
We have entered into employment agreements with all of our named executive officers. The material terms of the employment agreements between us and our named executive officers are described in more detail below.
Brent Pfeiffenberger, Pharm.D.
We entered into an executive employment agreement on November 7, 2023, or the Pfeiffenberger Agreement. Pursuant to the Pfeiffenberger Agreement, Dr. Pfeiffenberger is entitled to (i) an initial annual base salary of $625,000, (ii) an initial annual bonus opportunity with a target amount of 55% of his annual base salary, (iii) a one-time signing bonus of $200,000, (iv) a one-time retention bonus of $450,000 and (v) certain sign-on equity awards (as described above). In addition, the Company agreed to reimburse Dr. Pfeiffenberger up to $150,000 for reasonable expenses incurred in connection with Dr. Pfeiffenberger’s relocation to the Philadelphia, Pennsylvania area.
Upon a termination of Dr. Pfeiffenberger’s employment without “cause” (as defined in the Pfeiffenberger Agreement) by the Company or resignation for “good reason” (as defined in the Pfeiffenberger Agreement), Dr. Pfeiffenberger is entitled to receive (i) payment of all accrued and unpaid base salary and PTO, (ii) payment of any otherwise earned but unpaid annual bonus for the prior year, (iii) payment of pro-rata bonus for the year of termination, and (iv) continuation of his base salary and COBRA premiums paid by us for 12 months. In addition, if such termination without “cause” or for “good reason” occurs, in each case, within three months prior to or 12 months following a “change in control” (as defined in the Pfeiffenberger Agreement), then (a) Dr. Pfeiffenberger’s salary and COBRA continuation period will be extended from 12 months to 18 months, (b) Dr, Pfeiffenberger will also receive a lump sum payment in an amount equal to his target annual bonus for the calendar year in which the termination occurs, and (c) all of Dr. Pfeiffenberger’s outstanding equity awards subject to vesting solely based on the passage of time and Dr. Pfeiffenberger’s continued employment will become vested on the later of Dr. Pfeiffenberger’s termination date and the change in control.
Upon a termination of Dr. Pfeiffenberger’s employment for any reason other than without cause or resignation for good reason, including, but not limited to (i) termination for cause, (ii) resignation without good reason, (iii) termination as a result of Dr. Pfeiffenberger’s “disability” (as defined in the Pfeiffenberger Agreement) or death, then the Company’s obligation to Dr. Pfeiffenberger will be limited solely to the payment of accrued and unpaid base salary through the date of such termination of employment. All other compensation and benefits will cease at the time of such termination, except as otherwise provided by COBRA.
Gregory Russotti, Ph.D.
We entered into an executive employment agreement with Dr. Russotti dated May 26, 2021, or the Russotti Agreement. The Russotti Agreement provides for an initial base salary of $430,700, an initial annual bonus opportunity of 40%, and eligibility to participate generally in our employee benefit plans. The Russotti Agreement also provides for severance benefits upon a termination of Dr. Russotti’s employment by us without “cause” (as defined in the Russotti Agreement), or resignation by Dr. Russotti for “good reason” (as defined in the Russotti Agreement), subject to Dr. Russotti’s execution of a general release of claims. The severance benefits are: (i) payment of all accrued and unpaid base salary, (ii) payment of any otherwise earned but unpaid annual bonus for the prior year, and (iii) continuation of Dr. Russotti’s base salary and payment of Dr. Russotti’s COBRA premiums by us for a period of nine months. In addition, if such termination without “cause” or resignation for “good reason” occurs within three months prior or 12 months following a “change in control” (as defined in the Russotti Agreement), then (i) the period of Dr. Russotti’s salary continuation and COBRA premium subsidy will be extended from nine months to 12 months; (ii) Dr. Russotti will receive a lump sum payment in an amount equal to his target annual
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EXECUTIVE COMPENSATION
bonus for the calendar year in which the termination occurs, and (iii) all of Dr. Russotti’s outstanding equity awards that are subject to vesting solely based on the passage of time will vest in full on the later of Dr. Russotti’s termination date and the change in control.
In April 2023, Dr. Russotti was promoted to Interim Chief Executive Officer upon the departure of our former Chief Executive Officer, Osvaldo Flores. In connection with such promotion, we entered into a side letter to his employment agreement with Dr. Russotti dated April 12, 2023, or the Russotti Side Letter. Pursuant to the terms of the Russotti Side Letter, the term of Dr. Russotti’s service as Interim Chief Executive Officer continued until the Company successfully hired a new Chief Executive Officer, provided however, that we could terminate Dr. Russotti as Interim Chief Executive Officer and restore Dr. Russotti to his position as Chief Technology Officer at any time upon (i) hiring of a new President and Chief Executive Officer, or (ii) otherwise upon ten days’ written notice. Pursuant to the Russotti Side Letter, Dr. Russotti’s target cash bonus percentage would be calculated as a sum of the following under terms of the Side Letter: (i) 40% of Dr. Russotti’s base salary in effect as of immediately prior to April 11, 2023, multiplied by a fraction the numerator of which is the number of days in such calendar year that are not part of the term he served as Interim Chief Executive Officer, and the denominator of which is 365, and (ii) 55% of the Base Salary applicable during the term served as Interim Chief Executive Officer multiplied by a fraction the numerator of which is the number of days during the term he served as Interim Chief Executive Officer and the denominator of which is 365. The Russotti Side Letter terminated in December 2023 upon the appointment of Dr. Pfeiffenberger’s as President and Chief Executive Officer.
Adrienne Farid, Ph.D.
We entered into an executive employment agreement with Dr. Farid dated May 26, 2021, or the Farid Agreement. The Farid Agreement provides for an initial base salary of $437,800, an initial annual bonus opportunity equal to 40% of her base salary, and eligibility to participate generally in our employee benefit plans. The Farid Agreement also provides for severance benefits upon a termination of Dr. Farid’s employment by us without “cause” (as defined in the Farid Agreement), or resignation by Dr. Farid for “good reason” (as defined in the Farid Agreement), subject to Dr. Farid’s execution of a general release of claims. The severance benefits are: (i) payment of all accrued and unpaid base salary, (ii) payment of any otherwise earned but unpaid annual bonus for the prior year, and (iii) continuation of Dr. Farid’s base salary and payment of Dr. Farid’s COBRA premiums by us for a period of nine months. In addition, if such termination without “cause” or resignation for “good reason” occurs within three months prior or 12 months following a “change in control” (as defined in the Farid Agreement), then (i) the period of Dr. Farid’s salary continuation and COBRA premium subsidy will be extended from nine months to 12 months; (ii) Dr. Farid will receive a lump sum payment in an amount equal to his target annual bonus for the calendar year in which the termination occurs, and (iii) all of Dr. Farid’s outstanding equity awards that are subject to vesting solely based on the passage of time will vest in full on the later of Dr. Farid’s termination date and the change in control.
On July 8, 2025, we entered into a separation agreement with Dr. Farid, or the Farid Separation Agreement. The Farid Separation Agreement, in exchange for a release of claims and other agreements, acknowledgments and representations of Dr. Farid set forth therein, provided for the following severance benefits: (i) a lump sum severance payment of $398,888, less applicable deductions and withholdings, equal to nine months of Dr. Farid’s base salary; (ii) a lump sum payment of $123,066, less applicable deductions and withholdings, equal to the prorated portion of Dr. Farid’s 2025 performance bonus as of July 31, 2025, based on 100% attainment; (iii) if Dr. Farid timely elects to continue her group health insurance pursuant to COBRA, reimbursement of Dr. Farid’s health insurance COBRA premiums for continuing her health care coverage and the coverage of her dependents who were covered as of her departure date until the earlier of (a) nine months following July 31, 2025, (b) the date that Dr. Farid becomes eligible for group medical plan benefits under any other employer’s group medical plan, or (c) the cessation of her health continuation rights under COBRA; and (iv) all vested stock options held by Dr. Farid as of July 31, 2025, shall remain exercisable until the earlier of (a) the third year anniversary of July 31, 2025, or (b) the original expiration date for each applicable stock option.
Chad Cowan, Ph.D.
We entered into an executive employment agreement with Dr. Cowan dated September 13, 2024, or the Cowan Agreement. The Cowan Agreement provides for an initial base salary of $535,000, an initial annual bonus
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EXECUTIVE COMPENSATION
opportunity equal to 40% of his base salary, and eligibility to participate generally in our employee benefit plans. The Cowan Agreement also provides for severance benefits upon a termination of Dr. Cowan’s employment by us without “cause” (as defined in the Cowan Agreement), or resignation by Dr. Cowan for “good reason” (as defined in the Cowan Agreement), subject to Dr. Cowan’s executive of a general release of claims. The severance benefits are (i) payment of all accrued and unpaid base salary, (ii) payment of any otherwise earned but unpaid annual bonus for the prior year, and (iii) continuation of Dr. Cowan’s base salary and payment of Dr. Cowan’s COBRA premiums by us for a period of nine months, including the 2% COBRA administrative fee. In addition, if such termination without “cause” or resignation for “good reason” occurs within three months prior or 12 months following a “change in control” (as defined in the Cowan Agreement), then (i) the period of Dr. Cowan’s salary continuation and COBRA premium subsidy will be extended from nine months to 12 months; (ii) Dr. Cowan will receive a lump sum payment in an amount equal to his target annual bonus for the calendar year in which the termination occurs, and (iii) all of Dr. Cowan’s outstanding equity awards that are subject to vesting solely based on the passage of time will vest in full on the later of Dr. Cowan’s termination date and the change in control.
Proprietary Information and Assignment Agreements
We have entered into proprietary information and assignment agreements, or the Information Agreements, with all of our NEOs, that include customary prohibitions against competition with us and solicitation of our customers and employees, both during employment and for one year following any cessation of employment (for each of Dr. Pfeiffenberger and Dr. Cowan) or for nine months following cessation of employment (for each of Dr. Russotti and Dr. Farid). The Information Agreements are incorporated by reference into the employment agreements and payment of any severance benefits under each executive’s employment agreement is conditioned on continued compliance with his or her Information Agreement.
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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Since January 1, 2024, we have engaged in the following transactions with our directors, executive officers, holders of more than 5% of our voting securities, and affiliates or immediate family members of our directors, executive officers, and holders of more than 5% of our voting securities. We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.
Participation in our January 2026 Private Placement
In January 2026, we entered into a securities purchase agreement with certain institutional accredited investors, pursuant to which we sold in a private placement (a) (i) 92,030,595 shares of our common stock, par value $0.0001 per share, (ii) pre-funded warrants to purchase 25,360,704 shares of common stock, or the Pre-Funded Warrants, and (b) warrants to purchase 58,695,648 shares of common stock or Pre-Funded Warrants in lieu thereof, or the Common Warrants, together with the Pre-Funded Warrants, the Warrants, at a purchase price of $1.15 per share and accompanying Common Warrant to purchase 0.5 shares of common stock or Pre-Funded Warrant and a purchase price of $1.1499 per Pre-Funded Warrant and accompanying Common Warrant to purchase 0.5 shares of common stock or Pre-Funded Warrant. The gross proceeds were approximately $135 million before deducting placement agent fees and offering expenses. The following table summarizes purchases of the shares of common stock and Warrants by our related persons in connection with such private placement:
Investor Name	Number of Common Stock Shares to be Purchased	Number of Pre-Funded Warrant Shares Underlying Pre-Funded Warrant Purchased	Number of Common Warrant Shares Underlying Common Warrant Purchased	Aggregate Purchase Price of Placement Securities
TCG Crossover Management, LLC Entities(1)	17,754,430	17,028,178	17,391,304	$39,998,296.38
RA Capital Healthcare Fund, L.P.(2)	17,754,430	8,332,526	13,043,478	$29,999,166.15
RTW Investments, LP Entities(3)	8,695,652	0	4,347,826	$9,999,999.80
Venrock Healthcare Capital Partners EG, L.P Entities(4)	8,695,652	0	4,347,826	$9,999,999.80
Point72 Associates, LLC(5)	2,173,913	0	1,086,956	$2,499,999.95
Deep Track Capital, LP Entities(6)	8,695,652	0	4,347,826	$9,999,999.80
Commodore Capital Master LP(7)	8,695,652	0	4,347,826	$9,999,999.80

(1)
Funds affiliated with TCG Crossover Management, LLC are holders of five percent or more of our common stock.

(2)
Funds affiliated with RA Capital Healthcare Fund, L.P. are holders of five percent or more of our common stock.

(3)
Funds affiliated with RTW Investments, LP. are holders of five percent or more of our common stock.

(4)
Funds affiliated with Venrock Healthcare Capital Partners EG, L.P are holders of five percent or more of our common stock.

(5)
Point72 Associates, LLC holds more than five percent of our common stock.

(6)
Funds affiliated with Deep Track Capital, LP are holders of five percent or more of our common stock.

(7)
Commodore Capital Master LP holds more than five percent of our common stock.

Executive Officer and Director Compensation
Please see “Executive Compensation” and “Director Compensation” for information regarding the compensation of our directors and executive officers.
Employment Agreements
We have entered into employment agreements or offer letter agreements with certain of our executive officers that, among other things, provide for certain compensatory and change in control benefits, as well as severance benefits. For a description of these agreements with our NEOs, see the Section titled “Executive Compensation — Employment Agreements.”
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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Proprietary Information and Assignment Agreements
We have entered into the Information Agreements with all of our executive officers. For a description of these agreements with our NEOs, see the Section titled “Executive Compensation — Employment Agreements.”
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and officers. These indemnification agreements may require us, among other things, to indemnify our directors and officers for some expenses, including attorneys’ fees, judgments, fines, and settlement amounts incurred by a director or officer in any action or proceeding arising out of his or her service as one of our directors or officers, or any of our subsidiaries or any other company or enterprise to which the person provides services at our request.
Policies and Procedures for Related Party Transactions
Our Board has adopted a written Related Party Transaction Policy that governs the review and approval of related party transactions. This Related Party Transaction Policy covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest. Pursuant to the Related Party Transaction Policy, if we want to enter into a transaction with a related party or an affiliate of a related party, the Audit Committee will review the proposed transaction to determine, based on applicable rules of Nasdaq and the SEC, whether such transaction requires approval by the Audit Committee. If approval is required, the proposed transaction will be reviewed at the next regular meeting of the Audit Committee, and we may not enter into a related party transaction unless the Audit Committee has specifically confirmed in writing that either no further reviews are necessary or that all requisite corporate reviews have been obtained. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances with respect to the transaction and shall evaluate all available options, including ratification, revision or termination of the transaction. The Audit Committee will not approve or ratify a transaction with a related party unless it has determined, upon consideration of all relevant information, that the transaction is in, or not inconsistent with, the best interests of the Company or its stockholders.
Other than entry into the Letter Agreement, all of the transactions described under “Certain Relationships and Related Party Transactions” in this Proxy Statement occurred prior to or concurrently with the adoption of the Related Party Transaction Policy and as such, these transactions were not subject to the approval and review procedures set forth in the policy. However, these transactions were reviewed and approved by our Board, and the Letter Agreement was reviewed and approved in accordance with our Related Party Transaction Policy.
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EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth certain information regarding our equity compensation plans as of December 31, 2025:
Plan Category	Number of securities to be issued upon exercise of outstanding options and other rights	Weighted- average exercise price of outstanding options and other rights(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(2)	9,105,976(3)	$4.30	4,815,191(4)
Equity compensation plans not approved by security holders	—	—	—
Total	9,105,976	$4.30	4,815,191

(1)
Represents the weighted-average exercise price of outstanding stock options. This weighted-average exercise price does not reflect shares subject to outstanding RSUs.

(2)
Represents shares available for future issues under the 2021 Plan and 2021 Employee Stock Purchase Plan, or the 2021 ESPP. No new grants will be made under our 2018 Equity Incentive Plan. The 2021 Plan contains an “evergreen” provision, pursuant to which, on or about January 1 each year, the maximum number of shares reserved for issuance under the 2021 Plan is increased by a number equal to the lesser of (i) 5% of the shares of common stock issued and outstanding on the last day of the immediately preceding fiscal year and (ii) such smaller number of shares of common stock as determined by the Board. The 2021 ESPP provides that the number of shares reserved and available for issuance will automatically increase each January 1, beginning on January 1, 2022, by the lesser (a) 1,128,42 shares of common stock, (b) 1% of the shares of common stock outstanding on the final day of the immediately preceding calendar year, and (c) such smaller number of shares as determined by the Board. The Board determined not to increase the shares on January 1, 2026, for the 2021 ESPP.

(3)
Does not include purchase rights accruing under the 2021 ESPP as of December 31, 2025, because the purchase rights (and, therefore, the number of shares to be purchased) will not be determined until the end of the purchase period on June 30, 2026. Subject to the number of shares remaining in the share reserve, the maximum number of shares purchasable by any participant in the 2021 ESPP during the purchase period beginning January 1, 2026, and ending on June 30, 2026, is 5,000.

(4)
Includes shares available for future issues under the 2021 ESPP and 2021 Plan. As of December 31, 2025, 639,745 shares of common stock were available for issuance under the 2021 ESPP and 4,175,446 shares of common stock were available for issuance under the 2021 Plan, which does not include 4,375,954 shares that were added to the 2021 Plan share reserve on January 1, 2026, pursuant to the evergreen provision described above.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of common stock as of March 31, 2026, except to the extent otherwise indicated in the footnotes below, by (a) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, (b) each NEO identified in the “Summary Compensation Table” above, (c) each director and nominee for director, and (d) all executive officers and directors as a group.
The percentage of common stock outstanding is based on 180,057,279 shares of our common stock outstanding as of March 31, 2026. For purposes of the table below, and in accordance with the rules of the SEC, we deem shares of common stock subject to options that are currently exercisable or exercisable within sixty days of March 31, 2026, to be outstanding and to be beneficially owned by the person holding the options or warrants for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, each of the persons or entities in this table has sole voting and investing power with respect to all of the shares of common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise noted below, the street address of each beneficial owner is c/o Century Therapeutics, Inc., 25 North 38th Street, 11th Floor, Philadelphia, PA 19104.
NAME OF BENEFICIAL OWNER	SHARES BENEFICIALLY OWNED
	NUMBER OF SHARES	PERCENTAGE
Greater than 5% Stockholders
TCG Crossover Management, LLC Entities(1)	17,944,649	9.97%
RA Capital Healthcare Fund, L.P.(2)	17,944,649	9.97%
Deep Track Capital, LP Entities(3)	13,486,400	7.49%
Venrock Healthcare Capital Partners EG, L.P. Entities(4)	13,043,478	7.01%
Commodore Capital LP(5)	13,043,478	7.01%
RTW Investments, LP Entities(6)	13,043,478	7.01%
Bayer World Investments B.V.(7)	12,675,838	7.04%
Versant Entities(8)	12,166,109	6.76%
Named Executive Officers and Directors
Brent Pfeiffenberger, Pharm.D.(9)	1,290,305	*
Gregory Russotti, Ph.D.(10)	1,221,693	*
Adrienne Farid, Ph.D.(11)	675,420	*
Chad Cowan, Ph.D.(12)	411,413	*
Kimberly Blackwell, M.D.(13)	227,227	*
Alessandro Riva, M.D.(14)	227,227	*
Daphne Quimi(15)	132,744	*
Timothy P. Walbert(16)	127,744	*
Han Lee, Ph.D., M.B.A.(17)	12,222	*
Martin Murphy, Ph.D.(18)	12,222	*
All executive officers and directors as a group (12 persons)	4,338,217	2.4%

*
Less than 1%

(1)
Based solely upon information set forth in a Schedule 13G filed on January 15, 2026. Consists of (i) (a) 8,877,215 shares of common stock, (b) 8,514,089 Pre-Funded Warrants and (c) 8,695,652 Common Warrants purchased in the private placement by TCG Crossover Fund II, L.P., or TCGX II, and (ii) (a) 8,877,215 shares of common stock, (b) 8,514,089 Pre-Funded Warrants and (c) 8,695,652 Common Warrants purchased in the private placement by TCG Crossover Fund III, L.P., or TCGX III. TCG Crossover GP II, LLC, or TCGX II GP, is the general partner of TCGX II and may be deemed to have voting, investment, and dispositive power with respect to the securities held by TCGX II and TCG Crossover GP III, LLC, or TCGX III GP, is the general partner TCGX III and may be deemed to have voting, investment, and dispositive power with respect to the securities held by TCGX III. Chen Yu is the sole managing member of each of TCGX II GP and TCGX III GP

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
and may be deemed to share voting, investment and dispositive power with respect to these securities. Each of TCGX II GP, TCGX III GP and Chen Yu disclaim beneficial ownership of these securities, except to the extent of their respective pecuniary interest in such securities. The principal business address for TCGX II, TCGX III, TCGX II GP, TCGX III GP and Chen Yu, or collectively, the TCGX Fund, is c/o TCG Crossover Management, LLC, 245 Lytton Ave., Suite 350, Palo Alto, CA 94301. The shares of common stock issuable upon exercise of the Pre-Funded Warrants and Common Warrants held by each of TCGX II and TCGX III are subject to a Beneficial Ownership Limitation of 9.99%. TCGX II and TCGX III are currently prohibited from exercising the Common Warrants to the extent that such exercise would result in the TCGX Fund’s beneficial ownership of more than 17,944,649 shares of common stock.
(2)
Based solely upon information set forth in a Schedule 13G filed on January 16, 2026. Consists of (i) 17,754,430 shares of common stock, (ii) 8,332,526 Pre-Funded Warrants and (iii) 13,043,478 Common Warrants purchased in the private placement by RA Capital Healthcare Fund, L.P., or RACHF. RA Capital Management, L.P., is the investment manager for RACHF. The general partner of RA Capital Management, L.P., is RA Capital Management GP, LLC, of which Peter Kolchinsky, Ph.D., and Rajeev Shah are the managing members. Each of RA Capital Management, L.P., RA Capital Management GP, LLC, Mr. Kolchinsky and Mr. Shah may be deemed to have voting and investment power with respect to the securities held by RACHF. RA Capital Management, L.P., RA Capital Management GP, LLC, Mr. Kolchinsky and Mr. Shah, or, collectively, the RA Capital Fund, disclaim beneficial ownership of such securities, except to the extent of any pecuniary interest therein. The principal business address of the persons and entities listed above is 200 Berkeley Street, 18th Floor, Boston, MA 02116. The shares of common stock issuable upon conversion of the shares of the Warrants held by RACHF are subject to a Beneficial Ownership Limitation of 9.99%. RACHF is currently prohibited from exercising the Common Warrants to the extent that such exercise would result in the RA Capital Fund’s beneficial ownership of more than 17,944,649 shares of common stock.

(3)
Based in part upon information set forth in a Schedule 13G filed on January 16, 2026. Consists of (i)(a) 7,220,313 shares of common stock and (b) 3,388,695 Common Warrants purchased by Deep Track Biotechnology Master Fund, Ltd., in the private placement, (ii)(a) 1,918,261 shares of common stock and (b) 959,131 Common Warrants purchased by Deep Track Special Opportunities Fund, LP, in the private placement and (iii) 442,922 shares of common stock held by Deep Track Biotechnology Master Fund, Ltd., prior to the private placement. David Kroin is the managing member of Deep Track Capital GP, LLC, or the General Partner. The General Partner is the general partner of Deep Track Capital, LP., or the Investment Manager. The Investment Manager is the Investment Manager for Deep Track Biotechnology Master Fund, Ltd., and for Deep Track Special Opportunities Fund, LP. The address of the fund is c/o Deep Track Capital L.P., 200 Greenwich Ave, 3rd Floor, Greenwich CT, 06830. The shares of common stock issuable upon conversion of the shares of the Common Warrants held by each of Deep Track Biotechnology Master Fund, Ltd., and Deep Track Special Opportunities Fund, LP, are subject to a Beneficial Ownership Limitation of 9.99%.

(4)
Based solely upon information set forth in a Schedule 13G filed on January 16, 2026. Consists of (i)(a) 1,414,783 shares of common stock and (b) 707,392 Common Warrants purchased by Venrock Healthcare Capital Partners III, L.P., or VHCP III, in the Private Placement, (ii)(a) 141,739 shares of common stock and (b) 70,869 Common Warrants purchased by VHCP Co-Investment Holdings III, LLC, or VHCP Co-Invest III, in the private placement, and (iii)(a) 7,139,130 shares of common stock and (b) 3,569,565 Common Warrants purchased by VHCP EG. VHCP Management III, LLC, or VHCPM, is the sole general partner of VHCP III and the sole manager of VHCP Co-Invest III. VHCP Management EG, LLC, or VHCPM EG, is the sole general partner of VHCP EG. Dr. Bong Koh and Nimish Shah are the voting members of VHCPM and VHCPM EG. The address of each of these persons and entities is 7 Bryant Park, 23rd Floor, New York, NY 10018. The shares of common stock issuable upon conversion of the shares of the Common Warrants held by each of VHCP EG, VHCP III and VHCP Co-Invest III are subject to a Beneficial Ownership Limitation of 9.99%.

(5)
Based solely upon information set forth in a Schedule 13G filed on January 16, 2026. Consists of (i) 8,695,652 shares of common stock and (ii) 4,347,826 Common Warrants purchased by Commodore Capital Master LP, or Commodore, in the private placement. Commodore Capital LP is the investment manager to Commodore and may be deemed to beneficially own the securities held by Commodore. Michael Kramarz and Robert Egen Atkinson are the managing partners of Commodore Capital LP and exercise investment discretion with respect to these securities. Commodore Capital LP and Commodore have shared voting and dispositive power with respect to these securities. The address of Commodore Capital LP and Commodore is 444 Madison Avenue, 35th Floor, New York, NY 10022. The shares of common stock issuable upon conversion of the shares of the Common Warrants held by Commodore are subject to a Beneficial Ownership Limitation of 9.99%.

(6)
Consists of (i)(a) 4,505,024 shares of common stock and (b) 2,252,512 Common Warrants purchased by RTW Master Fund, LTD. in the private placement, (ii)(a) 3,806,992 shares of common stock and (b) 1,903,496 Common Warrants purchased by RTW Innovation Master Fund, LTD. in the private placement, and (iii)(a) 383,636 shares of common stock and (b) 191,818 Common Warrants purchased by RTW Biotech Opportunities Operating LTD. in the private placement. RTW Investments, LP, or RTW,, in its capacity as the investment manager of each of RTW Master Fund, Ltd., RTW Innovation Master Fund, Ltd., and RTW Biotech Opportunities Operating, Ltd., or collectively, the RTW Funds, has the power to vote and the power to direct the disposition of the shares held by the RTW Funds. Accordingly, RTW may be deemed to be the beneficial owner of such securities. Roderick Wong, M.D., as the Managing Partner of RTW, has the power to direct the vote and disposition of the securities held by RTW. Dr. Wong disclaims beneficial ownership of the shares held by the RTW Funds, except to the extent of his pecuniary interest therein. The address and principal office of RTW is 40 10th Avenue, Floor 7, New York, NY 10014, and the address of Dr. Wong and each of the RTW Funds is c/o RTW Investments, LP, 40 10th Avenue, Floor 7, New York, NY 10014. The shares of common stock issuable upon conversion of the shares of the Common Warrants held by the RTW Funds are subject to a Beneficial Ownership Limitation of 9.99%.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
(7)
Based solely upon information set forth in a Schedule 13G filed on February 11, 2022. Bayer World Investments B.V. is a subsidiary of Bayer AG and voting and investment decisions with respect to these shares are made by Bayer AG’s Board of Management, which consists of Werner Baumann, Liam Condom, Serena Lin, Wolfgang Nickl, Stefan Oelrich, and Heiko Schipper. Each of Messrs. Baumann, Condon, Nickl, Oelrich, Schipper, and Ms. Lin disclaim beneficial ownership over the shares held by Bayer World Investments B.V. The address for Bayer World Investments B.V. is Bayer AG, Kaiser-Wilhelm-Allee 3, 51373 Leverkusen, Germany.

(8)
Based solely upon information set forth in a Schedule 13G/A filed on February 8, 2024. Consists of (i) 11,452,014 shares of common stock held by Versant Venture Capital VI, L.P., or Versant VI, and (ii) 714,095 shares of common stock held by Versant Vantage II GP-GP, LLC, or Versant II. Versant Ventures VI GP, L.P., or Versant VI GP LP, is the sole general partner of Versant VI and Versant Ventures VI GP-GP, LLC is the sole general partner of Versant VI GP LP and has voting and dispositive control over the shares held by Versant VI. Jerel Davis, Brad Bolzon, Tom Woiwode, Clare Ozawa, Kirk Nielsen and Robin Praeger, the managing directors of Versant Ventures VI GP-GP, LLC, may be deemed to possess voting and dispositive control over the shares held by Versant VI and may be deemed to have indirect beneficial ownership of the shares held by Versant VI but disclaims beneficial ownership of such securities, except to the extent of their respective pecuniary interest therein, if any. Versant Vantage II GP, L.P., or Versant II GP LP, is the sole general partner of Versant II and Versant Vantage II GP-GP, LLC is the sole general partner of Versant II GP LP and has voting and dispositive control over the shares held by Versant II. Dr. Davis, Mr. Bolzan, Mr. Woiwode, Ms. Owaza, Alex Mayweg and Ms. Praeger, the managing directors of Versant Vantage II GP-GP, LLC, may be deemed to possess voting and dispositive control over the shares held by Versant II and may be deemed to have indirect beneficial ownership of the shares held by Versant II but disclaims beneficial ownership of such securities, except to the extent of their respective pecuniary interest therein, if any. The business address for each of Versant VI, Versant VI GP LP, Versant Ventures VI GP-GP, LLC, Versant II, Versant II GP LP and Versant Vantage II GP-GP, LLC is One Sansome Street, Suite 3630, San Francisco, CA 94104.

(9)
Consists of (i) 647,980 shares of common stock, (ii) 555,355 shares of common stock issuable pursuant to options that are exercisable within 60 days of March 31, 2026, and (iii) 87,000 shares of common stock acquired by open market purchase.

(10)
Consists of (i) 278,427 shares of common stock, (ii) 850,493 shares of common stock issuable pursuant to options that are exercisable within 60 days of March 31, 2026, and (iii) 92,773 shares of common stock held by the Gregory Russotti 2021 Family Trust. Christina Russotti and Mary Jane Laurer are trustees.

(11)
Information herein is based solely on Form 4 filed with the SEC on June 11, 2025 by the Company on behalf of Dr. Farid and on the Company’s records. Dr. Farid directly holds 250,141 shares of common stock and (ii) 675,420 shares of common stock issuable pursuant to options that are exercisable within 60 days of March 31, 2026.

(12)
Consists of (i) 160,322 shares of common stock, (ii) 182,324 shares of common stock issuable pursuant to options that are exercisable within 60 days of March 31, 2026, (iii) 58,060 shares of common stock acquired by open market purchase and (iv) 10,697 shares of common stock held by the Cowan Investment Nominee Trust. Dr. Cowan and Lindsay Cowan are trustees.

(13)
Consists of 227,227 shares of common stock issuable pursuant to options that are exercisable within 60 days of March 31, 2026.

(14)
Consists of 227,227 shares of common stock issuable pursuant to options that are exercisable within 60 days of March 31, 2026.

(15)
Consists of (i) 127,744 shares of common stock issuable pursuant to options that are exercisable within 60 days of March 31, 2026 and (ii) 5,000 shares of common stock acquired by open market purchase.

(16)
Consists of 127,744 shares of common stock issuable pursuant to options that are exercisable within 60 days of March 31, 2026.

(17)
Consists of 12,222 shares of common stock issuable pursuant to options that are exercisable within 60 days of March 31, 2026.

(18)
Consists of 12,222 shares of common stock issuable pursuant to options that are exercisable within 60 days of March 31, 2026.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of our common stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. As a matter of practice, we assist many of our directors and all of our executive officers by preparing initial ownership reports and reporting ownership changes, and typically file these reports on their behalf. To our knowledge, based solely on our review of the copies of such reports filed electronically with the SEC and on written information given to us by the reporting persons, we believe that all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with on a timely basis during the fiscal year ended December 31, 2025, except that, due to an administrative error, one Form 3 and Form 4 for Martin Murphy were filed on April 10, 2026.
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ITEMS TO BE VOTED ON
PROPOSAL 1: ELECTION OF CLASS II DIRECTORS FOR A THREE-YEAR TERM EXPIRING IN 2028
At the Annual Meeting, our stockholders will vote on the election of two Class II director nominees named in this Proxy Statement as directors, each to serve until our 2029 Annual Meeting of Stockholders and until their respective successors are elected and qualified. Our Board has unanimously nominated Alessandro Riva, M.D. and Han Lee, Ph.D., M.B.A. for election to our Board at the Annual Meeting.
Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, the Nominating and Corporate Governance Committee will recommend to our Board a replacement nominee. The Board may then designate the other nominee to stand for election. If you voted for the unavailable nominee, your vote will be cast for his or her replacement.
OUR BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE FOR THE ELECTION OF ALESSANDRO RIVA, M.D. AND HAN LEE, PH.D., M.B.A.	✓
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ITEMS TO BE VOTED ON
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2026
The Audit Committee of the Board has appointed and engaged EY to serve as our independent registered public accounting firm to audit the consolidated financial statements of the Company and our subsidiary for the 2026 fiscal year, and to perform audit-related services. EY has served as our independent registered public accounting firm since 2019.
Stockholders are hereby asked to ratify the Audit Committee’s appointment of EY as our independent registered public accounting firm for the 2026 fiscal year.
The Audit Committee is solely responsible for selecting our independent auditors. Although stockholder ratification of the appointment of EY to serve as our independent registered public accounting firm is not required by law or our organizational documents, the Board has determined that it is desirable to seek stockholder ratification as a matter of good corporate governance in view of the critical role played by independent registered public accounting firms in maintaining the integrity of financial controls and reporting. If the stockholders do not ratify the appointment of EY, the Audit Committee will reconsider its selection and whether to engage an alternative independent registered public accounting firm.
Representatives of EY are expected to virtually attend the Annual Meeting where they will be available to respond to appropriate questions and, if they desire, to make a statement.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.	✓
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ITEMS TO BE VOTED ON
PROPOSAL 3: APPROVAL OF AN AMENDMENT TO OUR SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, OR OUR CHARTER, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 300,000,000 TO 450,000,000
Background
The Board has approved an amendment to our Charter, or the Charter Amendment, to increase the number of authorized shares of common stock from 300,000,000 to 450,000,000. The Charter Amendment will not change the number of authorized shares of preferred stock, which currently consists of 10,000,000 shares of preferred stock. The additional shares of common stock authorized for issuance by the Charter Amendment would be a part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the common stock presently issued and outstanding.
Provided the stockholders approve the Charter Amendment, the increased number of shares would be authorized for issuance, but would remain unissued until such time as the Board approves a specific issuance of shares. Adoption of the Charter Amendment would not affect the rights of the holders of currently outstanding common stock, except for effects incidental to increasing the number of shares of our common stock outstanding, such as dilution of the earnings per share and voting rights of current holders of common stock, to the extent that any additional shares of common stock are ultimately issued out of the increase in authorized shares proposed in the Charter Amendment.
If the proposed Charter Amendment is approved by the requisite vote of the stockholders, it will become effective immediately upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware. On April 13, 2026, our Board determined that the proposed Charter Amendment is advisable and in the best interests of the Company and our stockholders and authorized and approved the proposed Charter Amendment and directed that it be considered at the Annual Meeting. The Board of Directors reserves its right to elect not to proceed with and abandon the Charter Amendment if it determines, in its sole discretion at any time, that this proposal is no longer in the best interests of our stockholders.
Text of Proposed Charter Amendment
The proposed Certificate of Amendment reflecting the foregoing Charter Amendment is attached as Exhibit A to this Proxy Statement. However, the text of the Charter Amendment is subject to revision to include such changes as may be required by the Secretary of State of the State of Delaware and as the Board of Directors deems necessary and advisable to effect the proposed amendment of the Certificate of Incorporation.
Purposes and Effects of the Charter Amendment
Currently, we are authorized to issue up to a total of 300,000,000 shares of common stock. On the Record Date, there were 180,354,197 shares of our common stock outstanding, warrants to purchase 25,392,713 shares of our common stock issued and outstanding (with a weighted average exercise price of $1.17), options to purchase 11,576,602 shares of our common stock issued and outstanding under our equity incentive plans (with a weighted average exercise price of $4.53), an aggregate of 4,530,425 shares available for issuance pursuant to our equity incentive plans and 0 shares of our common stock issuable upon conversion of our Preferred Stock.
The ability to issue equity is fundamental to our growth strategy. In order to implement our growth strategy, we may need to raise additional financing through the issuance of equity securities. The availability of equity incentive compensation is necessary for us to attract, retain and motivate the most high-performing executives and key employees who ultimately drive our performance. The Board is recommending the proposed increase in the authorized number of shares of common stock to provide the Company with appropriate flexibility to issue additional shares in the future on a timely basis if such need arises in connection with potential financings, business combinations or other corporate purposes. Approval of the Charter Amendment could enable the Company to take advantage of market conditions, the availability of more favorable financing, and opportunities for business combinations and other strategic transactions, without the potential delay and expense associated with convening a special stockholders’ meeting. Our success also depends in part on our continued ability to attract, retain and motivate highly qualified management and key personnel, and the approval of the Charter Amendment would
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ITEMS TO BE VOTED ON
ensure that there is no lack of unissued and unreserved authorized shares of common stock to provide future equity incentive opportunities.
The proposed Charter Amendment will not, by itself, have an immediate dilutive effect on our current stockholders. However, if the Charter Amendment is approved, unless otherwise required by applicable law or stock exchange rules, the Board will be able to issue the additional shares of common stock from time to time in its discretion without further action or authorization by the stockholders. The newly authorized shares of common stock would be issuable for any proper corporate purpose, including capital raising transactions of equity or convertible debt securities, the establishment of collaborations or other strategic agreements, stock splits, stock dividends, issuance under current or future equity incentive plans, future acquisitions, investment opportunities, or for other corporate purposes. The future issuance of additional shares of common stock or securities convertible into our common stock, may occur at times or under circumstances that could result in a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of the present holders of our common stock, some of whom have preemptive rights to subscribe for additional shares that we may issue.
If the stockholders do not approve this Proposal 3, then we will not have the needed additional shares available.
Potential Anti-Takeover Effect
Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any action, including the proposal discussed herein, that may be used as an anti-takeover mechanism. An increase in the number of authorized shares of common stock may also, under certain circumstances, be construed as having an anti-takeover effect. Although not designed or intended for such purposes, the effect of the proposed increase might be to render more difficult or to discourage a merger, tender offer, proxy contest or change in control of us and the removal of management, which stockholders might otherwise deem favorable. For example, the authority of the Board to issue common stock might be used to create voting impediments or to frustrate an attempt by another person or entity to effect a takeover or otherwise gain control of us because the issuance of additional common stock would dilute the voting power of the common stock then outstanding. Our common stock could also be issued to purchasers who would support the Board in opposing a takeover bid which our Board determines not to be in our best interests and those of our stockholders. Although the Charter Amendment has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that the effect of the Charter Amendment could facilitate future attempts by us to oppose changes in control and perpetuate our management, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices. We cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value, or that they will not adversely affect our business or the trading price of the common stock.
The Charter Amendment is not being proposed in response to any effort of which we are aware to accumulate shares of common stock or obtain control of the Company. While it is possible that our management could use the Charter Amendment to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of stockholders, we do not intend to construct or enable any anti-takeover defense or mechanism on its behalf. We have no current intent or plans to employ the Charter Amendment as an anti-takeover device and do not have any plans or proposals to adopt any other provisions or enter into other arrangements that may have material anti-takeover consequences.
In addition to the Charter Amendment, provisions of our governing documents and applicable provisions of Delaware law may also have anti-takeover effects, making it more difficult for, or preventing a third-party from acquiring control of the Company or changing our Board and management. These provisions may also have the effect of deterring hostile takeovers or delaying changes in the Company’s control or in our management.
Our Charter and Bylaws do not provide for cumulative voting in the election of directors. The combination of the present ownership by a relative few stockholders of a significant portion of the Company’s voting capital stock and lack of cumulative voting makes it more difficult for other stockholders to replace the members of the Board or for another party to obtain control of the Company by replacing our Board.
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ITEMS TO BE VOTED ON
Certain Disadvantages of the Charter Amendment
If the authorized number of shares of common stock increases from 300,000,000 to 450,000,000 shares as proposed by this Proposal 3, we will be able to issue more shares of common stock which could result in additional dilution to current stockholders and which could have a negative effect on the market price of our common stock.
Timing and Effect of the Charter Amendment
If the proposed Charter Amendment is approved by our stockholders, it will become effective immediately upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, which we expect to file promptly after the Annual Meeting. Other than the proposed amendment of Article IV containing the Charter Amendment, the remainder of our Charter will remain unchanged after effectiveness of the Charter Amendment. If the proposed Charter Amendment is not approved by our stockholders, our Charter will not reflect this change. In accordance with the DGCL, the Board may elect to abandon the proposed Charter Amendment without further action by the stockholders at any time prior to the effectiveness of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, notwithstanding stockholder approval of the proposed Charter Amendment.
If a quorum is present, the affirmative vote of a majority of all of our issued and outstanding shares of common stock entitled to vote is required for approval of the proposed Charter Amendment. Abstentions and broker non-votes will have the effect of voting against this proposal.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENT TO OUR SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK .	✓
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ITEMS TO BE VOTED ON
PROPOSAL 4: ADJOURNMENT OF THE ANNUAL MEETING TO THE EXTENT THERE ARE INSUFFICIENT VOTES AT THE ANNUAL MEETING TO APPROVE THE IMMEDIATELY PRECEDING PROPOSAL.
In the event that the number of shares of common stock present virtually or represented by proxy at the Annual Meeting and voting “FOR” the adoption of the Certificate of Amendment in Proposal 3 are insufficient to approve such proposal, we may move to adjourn the Annual Meeting in order to enable us to solicit additional proxies in favor of the adoption of such proposal. If the adjournment is for more than thirty days, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the Annual Meeting.
For the avoidance of doubt, any proxy authorizing the adjournment of the Annual Meeting shall also authorize successive adjournments thereof, at any meeting so adjourned, to the extent necessary for us to solicit additional proxies in favor of the adoption of any such proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING TO THE EXTENT THERE ARE INSUFFICIENT VOTES AT THE ANNUAL MEETING TO APPROVE THE IMMEDIATELY PRECEDING PROPOSAL.
✓
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OTHER INFORMATION
OTHER MATTERS
The Annual Meeting is called for the purposes set forth in the Notice. Our Board does not know of any other matters to be considered by the stockholders at the Annual Meeting, other than the matters described in the Notice. However, the enclosed proxy confers discretionary authority on the persons named in the proxy card with respect to matters that may properly come before the Annual Meeting and that are not known to our Board at the date this Proxy Statement was printed. It is the intention of the persons named in the proxy card to vote in accordance with their best judgment on any such matter.
REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING
Stockholders intending to present a proposal to be considered for inclusion in the proxy statement for our 2027 Annual Meeting of Stockholders must submit a proposal that is received at our principal executive offices no later than December 23, 2026, which is the 120th day prior to the first anniversary we released this Proxy Statement to our stockholders for the 2026 Annual Meeting of Stockholders. Proposals must be sent via registered, certified, or express mail (or other means that allows the stockholder to determine when the proposal was received by the Secretary) to our Secretary at Century Therapeutics, Inc., 25 North 38th Street, 11th Floor, Philadelphia, PA 19104. Proposals must contain the information required under our Bylaws, a copy of which is available upon request to our Secretary, and also must comply with the SEC’s regulations regarding the inclusion of stockholder proposals in Company-sponsored proxy materials.
Stockholders intending to present a proposal or nominate a director for election at our 2027 Annual Meeting of Stockholders without having the proposal or nomination included in our Proxy Statement must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that the Secretary of the Company receive the proposal or nomination no earlier than the close of business on the 120th day, and no later than the close of business on the 90th day, prior to the first anniversary of the preceding year’s annual meeting. Accordingly, for our 2027 Annual Meeting of Stockholders, our Secretary must receive the proposal or nomination no earlier than February 11, 2027 and no later than the close of business on March 12, 2027. However, if we change the date of the 2027 Annual Meeting of Stockholders by more than 30 days before or 60 days after the anniversary of this year’s Annual Meeting, stockholder proposals must be received no later than the close of business on the later of the 90th day prior to the scheduled date of the meeting and the tenth day following the day on which public notice of the meeting was first made. Proposals must contain the information required under our Bylaws, a copy of which is available upon request to our Corporate Secretary. If the stockholder does not meet the applicable deadlines or comply with the requirements of SEC Rule 14a-4, we may exercise discretionary voting authority under proxies we solicit to vote, in accordance with our best judgment, on any such proposal.
In addition, to comply with the universal proxy rules, stockholders intending to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act in the timeline provided under our Bylaws.
STOCKHOLDER COMMUNICATIONS TO THE BOARD
Stockholders and other interested parties may communicate with the Board by writing to the Secretary, Century Therapeutics, Inc., 25 North 38th Street, 11th Floor, Philadelphia, PA 19104. Communications intended for a specific director or directors should be addressed to their attention to the Secretary at the address provided above. Communications received from stockholders are forwarded directly to Board members as part of the materials mailed in advance of the next scheduled Board meeting following receipt of the communications. The Board has authorized the Secretary, in his or her discretion, to forward communications on a more expedited basis if circumstances warrant or to exclude a communication if it is illegal, unduly hostile or threatening, or similarly inappropriate. Advertisements, solicitations for periodical or other subscriptions, and other similar communications generally will not be forwarded to the directors.
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OTHER INFORMATION
AVAILABILITY OF MATERIALS
Our 2025 Annual Report, including the financial statements and financial statement schedules, has been filed with the SEC and provides additional information about us, which is incorporated by reference herein. It is available on the Internet at www.centurytx.com and is available in paper form (other than exhibits thereto) by first class mail or other equally prompt means to beneficial owners of our common stock, without charge, upon written request to Chief Financial Officer, Century Therapeutics, Inc., 25 North 38th Street, 11th Floor, Philadelphia, PA 19104. In addition, it is available to beneficial and record holders of our common stock at www.astproxyportal.com/ast/24419.
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OTHER INFORMATION
CERTIFICATE OF AMENDMENT
TO THE
CERTIFICATE OF INCORPORATION OF
CENTURY THERAPEUTICS, INC.
Century Therapeutics, Inc. (the “Corporation”), a corporation organized and existing under the provisions of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies that:
1.
The name of this corporation is Century Therapeutics, Inc. The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on February 25, 2021. Pursuant to Section 242 of the DGCL, this Certificate of Amendment (this “Amendment”) amends certain provisions of the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”).

2.
This Amendment has been approved and duly adopted by the Corporation’s Board of Directors and stockholders in accordance with the provisions of Section 242 of the DGCL.

3.
Article IV of the Charter is hereby amended and restated in its entirety as follows:

Article IV
Capital Stock
The total number of shares of capital stock which the Corporation shall have authority to issue is 460,000,000 of which (i) 450,000,000 shares shall be a class designated as common stock, par value $0.0001 per share (the “Common Stock”), and (ii) 10,000,000 shares shall be a class designated as undesignated preferred stock, par value $0.0001 per share (the “Undesignated Preferred Stock”).
Except as otherwise provided in any certificate of designations of any series of Undesignated Preferred Stock, the number of authorized shares of the class of Common Stock or Undesignated Preferred Stock may from time to time be increased or decreased (but not below the number of shares of such class outstanding) by the affirmative vote of the holders of a majority in voting power of the outstanding shares of capital stock of the Corporation irrespective of the provisions of Section 242(b)(2) of the DGCL.
The powers, preferences and rights of, and the qualifications, limitations and restrictions upon, each class or series of stock shall be determined in accordance with, or as set forth below in, this Article IV.
4.
This Amendment shall become effective on            , 2026 at 12:01 a.m. Eastern Time.

5.
Except as set forth in this Amendment, the Charter remains in full force and effect.

[Remainder of Page Intentionally Left Blank]
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OTHER INFORMATION
IN WITNESS WHEREOF, this Certificate of Amendment to the Certificate of Incorporation has been executed by a duly authorized officer of this Corporation on this      day of            , 2026.
CENTURY THERAPEUTICS, INC.
By:

Brent Pfeiffenberger, Pharm.D.
President, Chief Executive Officer and Chairman of the Board
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ANNUAL MEETING OF STOCKHOLDERS OFCENTURY THERAPEUTICS, INC.June 11, 2026, at 9:00 a.m. Eastern TimePROXY VOTING INSTRUCTIONS INTERNET - Access www.voteproxy.com and follow the instructions or scan theQR code with your smartphone. Have your proxy card available when you accessthe web page.TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the UnitedStates or +1-201-299-4446 worldwide from any touch-tone telephone and followthe instructions. Have your proxy card available when you call.Vote online or by phone until 11:59 p.m. Eastern Time the day before the meeting.MAIL - Sign, date and mail your proxy card in the envelope provided as soon aspossible.IN PERSON - You may vote your shares in person by attending the AnnualMeeting.VIRTUALLY AT THE MEETING - The company will be hosting the meeting live viathe Internet. To attend the virtual meeting, have your control number availableand visit edge.media-server.com/mmc/p/b865egjf (password: century2026).GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you canquickly access your proxy material, statements and other eligible documentsonline, while reducing costs, clutter and paper waste. Enroll today atequiniti.com/us/ast-access. COMPANY NUMBERACCOUNT NUMBER CONTROL NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card, and Annual Reportare available at www.astproxyportal.com/ast/24419 Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20230300300000001000 0 061126 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3, AND 4.PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. Election of Class II directors for a three year term expiring in 2029:O Alessandro Riva, M.D.O Han Lee, Ph.D., M.B.A.FOR ALL NOMINEESWITHHOLD AUTHORITYFOR ALL NOMINEESFOR ALL EXCEPT(See instructions below) NOMINEES: INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN 2. Ratification of Appointment of Ernst & Young LLP as the Company'sIndependent Registered Public Accounting Firm for 2026. FOR AGAINST ABSTAIN3. Approval of an amendment to the Company’s Second Amended andRestated Certificate of Incorporation to increase the number ofauthorized shares of common stock from 300,000,000 to450,000,000 (the “Charter Amendment Proposal”). FOR AGAINST ABSTAIN4. Approval of adjournment of the Annual Meeting to the extent thereare insufficient votes at the Annual Meeting to approve the CharterAmendment Proposal.In their discretion, the proxies are authorized to vote upon such other business as mayproperly come before the Annual Meeting. This proxy when properly executed will be votedas directed herein by the undersigned stockholder. If no direction is made, this proxy willbe voted FOR ALL NOMINEES in Proposal 1 and FOR Proposals 2, 3, and 4. To change the address on your account, please check the box at right andindicate your new address in the address space above. Please note thatchanges to the registered name(s) on the account may not be submitted viathis method. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. Signature of Stockholder Date: Signature of Stockholder Date:Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give fulltitle as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0 14475 CENTURY THERAPEUTICS, INC. Proxy for Annual Meeting of Stockholders on June 11, 2026 Solicited on Behalf of the Board of Directors The undersigned hereby appoints Brent Pfeiffenberger, Pharm.D. and Douglas Carr, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Century Therapeutics, Inc., to be held on Thursday, June 11, 2026, at 9:00 a.m. Eastern Time, and at any adjournments or postponements thereof, as follows: (Continued and to be signed on the reverse side) 1.1